UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

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CRYOLIFE, INC.

(Name of Registrant as Specified in Its Charter)

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1655 ROBERTS BOULEVARD, NW
KENNESAW, GEORGIA 30144
____________________________

NOTICE OF ANNUAL MEETING
AND
PROXY STATEMENT

March 30, 2021

To Our Stockholders:

On behalf of the Board of Directors, we invite you to attend the Annual Meeting of Stockholders of CryoLife, Inc. on May 19, 2021 at 9:00 a.m., EDT. We have adopted a virtual only format for our Annual Meeting this year, due to the continuing health and safety concerns from the coronavirus (COVID-19) pandemic and our successful use of the virtual only format at last year’s annual meeting. The Annual Meeting will be accessible at the following website address: https://web.lumiagm.com/295739807. After this year’s Annual Meeting, we intend to evaluate the best method for holding our annual stockholder meeting going forward.

Please review this Notice of Annual Meeting and Proxy Statement, which describes the formal business to be transacted and procedures for voting on matters to be considered during the Annual Meeting.

YOUR VOTE IS IMPORTANT. Regardless of whether you plan to attend the virtual Annual Meeting, we request that you please take a few minutes now and follow the instructions provided on the Notice or proxy card you received by mail, and further described herein, to review the Proxy Statement and vote your shares via internet, telephone, or mail. You may, of course, choose to attend the Annual Meeting virtually and vote your shares during the meeting online. If you wish to participate in the meeting, you will need to have your control number to join the meeting.

However you choose to participate, we encourage you to review this Proxy Statement and vote your shares.

Sincerely,

J. PATRICK MACKIN
Chairman, President, and Chief Executive Officer

CRYOLIFE, INC. | 2021 Proxy Statement

1655 ROBERTS BOULEVARD, NW
KENNESAW, GEORGIA 30144
___________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF CRYOLIFE, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CRYOLIFE, INC. (the “Annual Meeting”) will be held on May 19, 2021, at 9:00 a.m., EDT. Like last year, the Annual Meeting of Stockholders will be held as a virtual only meeting. The Annual Meeting will be accessible at the following website address: https://web.lumiagm.com/295739807, for the following purposes:

1.

To elect as directors the nine nominees named in the attached Proxy Statement to serve until the next Annual Meeting of Stockholders or until their successors are duly qualified or until their earlier death, resignation, or removal.

2.

To approve, by non-binding vote, the compensation paid to CryoLife’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.

3.	To ratify the approval of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2021.

4.	To transact such other business as may be properly brought before the Annual Meeting or any adjournments thereof.

Only record holders of CryoLife’s common stock at the close of business on March 10, 2021, will be eligible to vote during the Annual Meeting. Your attendance during the Annual Meeting is very much desired. However, if there is any chance you may not be able to attend the Annual Meeting, please follow the instructions on the Notice or proxy card you received by mail to execute your vote by internet, telephone, or mail.

Important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on May 19, 2021. Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by notifying you of the availability of our proxy materials, including the Annual Meeting notice, Proxy Statement, and our 2020 Annual Report to Stockholders, on the internet at http://www.astproxyportal.com/ast/01609 and providing the means whereby you can request a paper copy of proxy materials be sent via U.S. mail.

By Order of the Board of Directors:

JEAN F. HOLLOWAY
Corporate Secretary

Date: March 30, 2021

An electronic copy of CryoLife’s 2020 Annual Report to Stockholders, which includes CryoLife’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, containing financial statements, is available via the proxy information website provided on your proxy Notice or proxy card.

CRYOLIFE, INC. | 2021 Proxy Statement

CRYOLIFE, INC. | 2021 Proxy Statement

1655 ROBERTS BOULEVARD, NW
KENNESAW, GEORGIA 30144
___________________________

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished to our stockholders as of the close of business on March 10, 2021, the record date, for the solicitation of proxies by the Board of Directors of CryoLife, Inc. (“CryoLife,” the “Company,” “we,” “our,” or “us”) for CryoLife’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 19, 2021, at 9:00 a.m., EDT. The Annual Meeting will be held virtually only at the following web address: https://web.lumiagm.com/295739807. The voting of shares will not affect a stockholder’s right to attend the Annual Meeting. A paper proxy that is signed may be changed by sending in a timely, but later dated, signed paper proxy. Any stockholder sending in or completing a proxy may also revoke it at any time before it is exercised by giving timely notice to Jean F. Holloway, General Counsel and Corporate Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144, (770) 419-3355. We are making our proxy materials available to stockholders beginning on March 30, 2021. CryoLife is providing notice of the Annual Meeting and access to the Proxy Statement and Annual Report via the “Notice and Access” method.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING DURING THE ANNUAL MEETING

Why am I receiving this Proxy Statement?

You are receiving this Proxy Statement from us because you were a stockholder of record at the close of business on the record date of March 10, 2021. As a stockholder of record, you are invited to attend our Annual Meeting and are entitled to vote on the items of business described in this Proxy Statement. This Proxy Statement contains important information about the Annual Meeting and the items of business to be transacted at the Annual Meeting. You are strongly encouraged to read this Proxy Statement, which includes information that you may find useful in determining how to vote.

At the close of business on the record date, CryoLife had outstanding a total of 39,119,908 shares of common stock, excluding a total of 1,486,803 shares of treasury stock held by CryoLife, which are not entitled to vote. Each outstanding share of common stock will be entitled to one vote, non-cumulative, at the Annual Meeting.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Notice or set of proxy materials, please submit your proxy by phone, via the internet, or, if you received printed copies of the proxy materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope.

Who is entitled to attend and vote during the Annual Meeting?

Only holders of record of shares of our common stock at the close of business on March 10, 2021 are entitled to notice of, to attend, and to vote during the Annual Meeting and to notice of any adjournments or postponements of such Annual Meeting.

CRYOLIFE, INC. | 2021 Proxy Statement

How many shares must be present or represented to conduct business during the Annual Meeting (that is, what constitutes a quorum)?

The presence during the Annual Meeting, in person at the virtual meeting, or represented by proxy, of at least a majority of the shares outstanding and entitled to vote during the Annual Meeting, will constitute a quorum for the transaction of business. Shares represented in person during the Annual Meeting, which is being held virtually, or by proxy are counted for quorum purposes, even if they are not voted on one or more matters. Abstentions from voting and broker non-votes, as defined below, will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business. The Secretary or Assistant Secretary of CryoLife, in consultation with the inspector of election, who will be an agent of American Stock Transfer & Trust Company, LLC, shall determine the eligibility of persons present during the Annual Meeting to vote and whether the name signed on each proxy card corresponds to the name of a stockholder of CryoLife. The Secretary or Assistant Secretary, based on such consultation, shall also determine whether or not a quorum exists during the Annual Meeting.

What items of business will be voted on during the Annual Meeting?

The items of business to be voted on during the Annual Meeting are as follows:

1. To elect as directors the nine nominees named in the enclosed Proxy Statement to serve until the next Annual Meeting of Stockholders or until their successors are duly qualified or until their earlier death, resignation, or removal.

2. To approve, by non-binding vote, the compensation paid to CryoLife’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.

3. To ratify the approval of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2021.

4. To transact such other business as may be properly brought before the Annual Meeting or any adjournments thereof.

What happens if additional matters are presented during the Annual Meeting?

Other than the matters set forth in items 1 – 4 above, management is not aware of any other matters that may come before the Annual Meeting. If any other matter or matters are properly brought before the Annual Meeting, the person(s) named as your proxyholder(s) on the Notice or proxy card will have discretionary authority to vote the shares represented by the effective proxies as they deem advisable.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares:

● FOR the election of each of the director nominees identified in this Proxy Statement;

● FOR the approval, on an advisory basis, of the compensation of our named executive officers; and

● FOR the ratification of the approval of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2021.

What shares can I vote during the Annual Meeting?

You may vote shares you owned as of March 10, 2021, the record date, including shares held directly in your name as the stockholder of record and all shares held for you as the beneficial owner through a broker, trustee, or other nominee such as a bank.

CRYOLIFE, INC. | 2021 Proxy Statement

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between common stock held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to vote your shares during the Annual Meeting or direct the proxyholder how to vote your shares on your behalf at the Annual Meeting.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you have the right to direct your broker, trustee, or nominee to vote your shares as you instruct. The broker, trustee, or other nominee may either vote during the Annual Meeting or grant a proxy and direct the proxyholder to vote your shares during the Annual Meeting as you have instructed. If you hold shares through a broker, trustee, or nominee you may also vote your shares during the Annual Meeting, but only after you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares in advance of the Annual Meeting, giving you the right to vote your shares during the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or as a beneficial owner, you may vote in advance of the Annual Meeting by:

Voting by Mail. You may vote by filling out and returning your proxy card (if you are a stockholder of record), or by filling out and returning to your broker, trustee, or other nominee your voting instruction card (if you are a beneficial owner).

Voting by Internet. If you are a stockholder of record, you may vote in advance of the Annual Meeting by following the instructions provided on your proxy card. Most brokers, trustees, and similar nominees also provide beneficial owners with the option to vote by Internet, although practices may vary. If you are a beneficial owner, you must follow the instructions provided to you by your broker, trustee, or other nominee on your voting instruction card.

Voting by Telephone. If you are a stockholder of record, you may vote in advance of the Annual Meeting by telephone by following the instructions provided on your proxy card. Most brokers, trustees, and similar nominees also provide beneficial owners with the option to vote by telephone, although practices may vary. If you are a beneficial owner, you must follow the instructions provided to you by your broker, trustee, or other nominee on your voting instruction card.

Whether you hold shares directly as the stockholder of record or as a beneficial owner, you may direct how your shares are voted without attending the Annual Meeting. If you provide specific instructions with regard to items of business to be voted on during the Annual Meeting, your shares will be voted as you instruct on those items. Proxies properly submitted to us that are signed but do not contain voting instructions and are not revoked prior to the Annual Meeting will be voted FOR the election of each of the director nominees identified in this Proxy Statement, FOR the approval, on an advisory basis, of the compensation of our named executive officers, and FOR the ratification of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2021.

CRYOLIFE, INC. | 2021 Proxy Statement

How can I vote my shares during the virtual Annual Meeting?

Shares held in your name as the stockholder of record may be voted during the Annual Meeting. You will need your control number, and the meeting password, cryolife2021, to vote your shares at the Annual Meeting.

You may vote shares held beneficially in street name during the Annual Meeting only if you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares giving you the right to vote the shares during the Annual Meeting. After obtaining a valid legal proxy reflecting the number of shares of the Company you held as of the record date of March 10, 2021, you may then register to attend the annual meeting by submitting proof of your legal proxy reflecting the number of your shares, along with your name and email address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to: American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5 p.m., Eastern Daylight Time, on May 14, 2021. Upon completion of registration, meeting access information will be issued to beneficial stockholders by American Stock Transfer & Trust Company, LLC.

Online access to the meeting will begin at 8:00 a.m., EDT, and stockholders are encouraged to log in to the meeting early. The Annual Meeting will begin promptly at 9:00 a.m., EDT. Even if you plan to attend the Annual Meeting, we recommend that you also vote via internet or telephone in advance to ensure that your vote will be counted if you decide later not to attend the Annual Meeting.

Can I change my vote or revoke my proxy?

If you are the stockholder of record, and you have submitted a vote via the internet, telephone, or by mail, you may revoke your vote by submitting a timely later-dated vote via the same process you used to cast your original vote. Note, internet voting through www.voteproxy.com and telephone voting is available only until 11:59 p.m., EDT, the day before the Annual Meeting. You may also revoke your vote by providing written notice of revocation to our Corporate Secretary, Jean F. Holloway, or by attending the Annual Meeting and voting in person. Attendance during the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If you are a beneficial owner, you may revoke your vote by submitting a later-dated vote via the internet or by telephone (if those options are available to you), or you may revoke your vote by submitting a new voting instruction card to your broker, trustee, or nominee, or, if you have obtained a “legal proxy” from your broker, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting.

What do I need to attend the virtual Annual Meeting?

Attendance during the Annual Meeting will be limited to our stockholders as of March 10, 2021, the record date, their authorized proxy holders, and guests of CryoLife.

Attending the virtual Annual Meeting as a Stockholder of Record

You will need your control number and the meeting password, cryolife2021, to attend the Annual Meeting.

Registering to attend the virtual Annual Meeting as a Beneficial Owner

After obtaining a valid legal proxy from your broker, bank, or other agent, you may then register to attend the Annual Meeting by submitting proof of your legal proxy as described above in, “How can I vote my shares during the virtual Annual Meeting?”

CRYOLIFE, INC. | 2021 Proxy Statement

Is my vote confidential?

Electronic votes, proxy cards, voting instructions, ballots, and voting tabulations that identify individual stockholders are not secret; however, all such materials will be handled in a manner intended to reasonably protect your voting privacy. Your vote will not be disclosed, except as required by law and except as required to our transfer agent to allow for the tabulation of votes and certification of the vote and to facilitate a successful proxy solicitation.

How are votes counted and what vote is required to approve each item?

Each outstanding share of common stock entitles the holder thereof to one vote on each matter considered during the Annual Meeting. Stockholders are not entitled to cumulate their votes in the election of directors or with respect to any other matter submitted to a vote of the stockholders pursuant to this Proxy Statement.

Nominees for election as directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Since there are nine directorships to be filled, this means that the nine individuals receiving the most votes will be elected. Abstentions and broker non-votes will therefore not be relevant to the outcome. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting authority and has not received voting instructions from the beneficial owner.

The advisory votes cast for the approval of the compensation paid to CryoLife’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, must exceed the votes cast against the approval of such compensation in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

The votes cast for the ratification of the approval of the appointment of Ernst & Young LLP as CryoLife’s independent registered accounting firm must exceed the votes cast against the ratification in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome. Please note that brokers holding shares for a beneficial owner that have not received voting instructions with respect to the ratification of the approval of the appointment of Ernst & Young LLP will have discretionary voting authority with respect to this matter.

There are no rights of appraisal or similar dissenters’ rights with respect to any matter to be acted upon pursuant to this Proxy Statement.
What happens if the Annual Meeting is adjourned?

Assuming the presence of a quorum, if our Annual Meeting is adjourned to another time and place, no additional notice will be given of the adjourned meeting if the time and place of the adjourned meeting is announced during the Annual Meeting, unless the adjournment is for more than 120 days, in which case a new record date must be fixed, and notice distributed of the adjourned meeting. At the adjourned meeting, we may transact any items of business that might have been transacted during the Annual Meeting.

Who should I contact if I experience technical difficulties accessing the virtual Annual Meeting?

American Stock Transfer & Trust Company, LLC will provide technical support for all stockholders attending the Annual Meeting. Stockholders experiencing technical difficulties accessing the meeting may visit https://go.lumiglobal.com/faq for assistance. We encourage you to access the Annual Meeting starting one hour prior to the start time, leaving ample time for the check-in process.

CRYOLIFE, INC. | 2021 Proxy Statement

What else should I know about the virtual process for the Annual Meeting?

Stockholders of record or those who have received a “legal proxy” will be able to submit questions related to the business of the meeting while attending the Annual Meeting, from the time the meeting is first called to order through the end of the question and answer period, and will be alerted prior to the end of the question and answer period. A replay of the Annual Meeting, as well as a list of Stockholder questions and Company answers, will be available after it concludes.

Who is soliciting my vote, and who will bear the costs of this solicitation?

The Proxy Statement is being solicited on behalf of our Board of Directors. We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and delivery of this Proxy Statement, via electronic means or paper means upon stockholder request. In addition, our non-employee directors, executive officers, employees, and agents may also solicit proxies in person, by telephone, by electronic mail, or by other means of communication. We will not pay any additional compensation to our non-employee directors, executive officers, or other employees for soliciting proxies.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results during the Annual Meeting and publish the final voting results in a Current Report on Form 8-K filed within four business days after the Annual Meeting.

What is the deadline for submitting proposals for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Appropriate proposals of stockholders intended to be presented at CryoLife’s 2022 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”) must be received by CryoLife by November 30, 2021, for inclusion in its Proxy Statement and form of proxy relating to that meeting. Stockholder proposals must comply with the requirements of Rule 14a-8 of the Exchange Act and any other applicable rules established by the Securities and Exchange Commission. Proposals of stockholders intended to be presented during the Annual Meeting of Stockholders to be held in 2022 without inclusion of such proposals in our Proxy Statement relating to such annual meeting must be received not later than the close of business on the 60th day and not earlier than the close of business in the 120th day prior to the first anniversary of the preceding year’s annual meeting.

Therefore, for the 2022 Annual Meeting of Stockholders, all stockholder proposals submitted outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act, including nominations for individuals to serve as non-employee directors, must be received by CryoLife by no later than March 20, 2022, but no earlier than January 19, 2022, in order to be considered timely. If such stockholder proposals are not timely received, proxy holders will have discretionary voting authority with regard to any such stockholder proposals that may come before the 2022 Annual Meeting of Stockholders. If the month and day of the next annual meeting is advanced or delayed by more than 30 calendar days from the month and day of the annual meeting to which this Proxy Statement relates, CryoLife shall, in a timely manner, inform its stockholders of the change, and the date by which proposals of stockholders must be received.

CRYOLIFE, INC. | 2021 Proxy Statement

PROPOSAL ONE – ELECTION OF DIRECTORS

Directors of CryoLife elected during the Annual Meeting to be held on May 19, 2021, will hold office until the next annual meeting, until their successors are duly qualified, or until their earlier death, resignation, or removal.

Director Nominees

Each of the nominees is currently a director of CryoLife. Should any nominee for the office of director become unable to accept nomination or election, it is the intention of the persons named on the proxy card, unless otherwise specifically instructed in the Proxy Statement, to vote for the election of such other person as the Board of Directors may recommend.

The following table sets forth the name and age of each nominee, the period during which each such person has served as a director of CryoLife, the number of shares of CryoLife’s common stock beneficially owned, either directly or indirectly, by such person, and the percentage of outstanding shares of CryoLife’s common stock such ownership represented at the close of business on March 10, 2021, according to information received by CryoLife. None of the shares of stock noted below are subject to a pledge or similar arrangement. Except for J. Patrick Mackin, our President, Chief Executive Officer, and Chairman of the Board, none of the nominees holds any other position or office with CryoLife.

Name of Nominee	Director Since	Age	Shares of CryoLife Stock Beneficially Owned(1) (#)	Percentage of Outstanding Shares of CryoLife Stock(6) (%)
Thomas F. Ackerman	2003	66	115,272(2)	*
Daniel J. Bevevino	2003	61	115,437(2)	*
Marna P. Borgstrom	2018	67	14,464(2)	*
James W. Bullock	2016	64	34,023(2)	*
Jeffrey H. Burbank	2017	58	19,172(2)	*
J. Patrick Mackin	2014	54	659,468(3)	1.7
Ronald D. McCall	1984	84	144,795(4)	*
Harvey Morgan	2008	79	92,687(5)	*
Jon W. Salveson	2012	56	95,216(2)	*

* Ownership represents less than 1% of the outstanding shares of CryoLife common stock.

(1) Except as otherwise noted, the nature of the beneficial ownership for all shares is sole voting and investment power.

(2) Includes 5,667 shares of unvested restricted stock granted on June 1, 2020. Also included is the number of shares of unvested restricted stock granted on May 5, 2020 for the 2020 non-employee director salary deferral, as further discussed below. All shares vest one-year after grant date and the amounts of the May 5, 2020 grant are as follows: Mr. Ackerman 1,455 shares; Mr. Bevevino 1,620 shares; each of Ms. Borgstrom and Mr. Burbank 1,178 shares; Mr. Bullock 1,289 shares; and Mr. Salveson 1,399 shares.

(3) Includes 358,670 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 10, 2021. This amount also includes 115,237 shares of unvested restricted stock subject to forfeiture which Mr. Mackin holds as of March 10, 2021. This amount does not include 19,146 shares earned under 2019 and 2020 performance stock unit awards that had not vested as of March 10, 2021, and that will not vest within 60 days thereafter.

(4) Includes 16,000 shares of common stock held by Ms. Marilyn B. McCall, Mr. McCall’s spouse, and 5,667 shares of unvested restricted stock granted on June 1, 2020 and 1,620 shares of unvested restricted stock granted on May 5, 2020 for the 2020 non-employee director salary deferral.

(5) Includes 42,697 shares held by Ms. Suzanne B. Morgan, Mr. Morgan’s spouse, and 5,667 shares of unvested restricted stock granted on June 1, 2020 and 1,620 shares of unvested restricted stock granted on May 5, 2020.

(6) There were 39,119,908 outstanding shares of CryoLife common stock as of the proxy record date.

CRYOLIFE, INC. | 2021 Proxy Statement

Director Nominee Qualifications and Biographical Information

Thomas F. Ackerman has served as a director of CryoLife since December 2003. Until February 2017, Mr. Ackerman served as a consultant to Charles River Laboratories International, Inc. (NYSE: CRL) (“Charles River Laboratories”). Charles River Laboratories is a leading global provider of solutions that accelerate the early-stage drug discovery and development process, with a focus on in vivo biology, including research models and services required to enable in vivo drug discovery and development. Until early 2016, Mr. Ackerman served as a Senior Financial Advisor of Charles River Laboratories, a position he held since August 2015. From 2005 to 2015, he served as Executive Vice President and Chief Financial Officer of Charles River Laboratories. From 1999 to 2005, he served as Senior Vice President and Chief Financial Officer of Charles River Laboratories. Mr. Ackerman served as Vice President and Chief Financial Officer of Charles River Laboratories from 1996 to 1999, where he was employed since 1988. Mr. Ackerman is a director of the University of Massachusetts Amherst Foundation and serves on the audit committee of Olin College of Engineering. Mr. Ackerman received a B.S. in Accounting from the University of Massachusetts and became a Certified Public Accountant in 1979. Mr. Ackerman’s license is currently inactive.

The Board of Directors has determined that Mr. Ackerman should serve as a director of CryoLife because of his expertise in accounting and financial reporting, particularly in the biotechnology industry.

Daniel J. Bevevino has served as a director of CryoLife since December 2003. From 1996 until March 2008, Mr. Bevevino served as the Vice President and Chief Financial Officer of Respironics, Inc., a company that developed, manufactured and marketed medical devices used primarily for the treatment of patients suffering from sleep and respiratory disorders. He was employed by Respironics beginning in 1988. In March 2008, Respironics was acquired by Royal Philips (NYSE: PHG) (“Philips”), whose businesses included a variety of medical solutions including medical diagnostic imaging and patient monitoring systems, as well as businesses focused on energy efficient lighting and consumer products. From March 2008 to December 31, 2009, Mr. Bevevino was employed by Philips as the Head of Post-Merger Integration – Respironics, as well as in various operating capacities, to help facilitate the integration of the combined companies. He is currently an independent consultant providing interim chief financial officer services in the life sciences industry, and he currently serves as a director of one of the private companies for which he provides services. He began his career as a Certified Public Accountant with Ernst & Young LLP. Mr. Bevevino’s license is currently inactive. Mr. Bevevino received a B.S. in Business Administration from Duquesne University and an MBA from the University of Notre Dame.

The Board of Directors has determined that Mr. Bevevino should serve as a director of CryoLife because of his expertise in accounting and financial reporting, particularly in the medical device industry.

Marna P. Borgstrom has served as a director of CryoLife since June 2018. Since 2005, Ms. Borgstrom has been President, Chief Executive Officer, and a board member of the Yale New Haven Health System, an integrated health care delivery system that operates in Connecticut, western Rhode Island, and Westchester County, New York. Additionally, Ms. Borgstrom currently serves on several nationally recognized boards including Vizient, Inc., a privately held, member-driven healthcare performance improvement company, the Coalition to Protect America’s Healthcare, and the Healthcare Institute. Ms. Borgstrom received her Bachelor of Arts from Stanford University and a Masters in Public Health from Yale University.

The Board of Directors has determined that Ms. Borgstrom should serve as a director of CryoLife because of her extensive experience as a senior executive leading a large, complex organization in the healthcare sector.

James W. Bullock has served as a director of CryoLife since October 2016. Mr. Bullock previously served as the President and Chief Executive Officer of Zyga Technology, Inc. (“Zyga Technology”), a privately-held medical device company focused on products that treat conditions of the lumbar spine, until January 2018, when RTI Surgical, Inc. (formerly NASDAQ: RTIX) acquired Zyga Technology. Prior to that, he served for six years as President and Chief Executive Officer of Atritech, Inc. Atritech was a privately-held cardiovascular manufacturing company that was acquired by Boston Scientific Corporation (NYSE: BSX). Prior to that, he served for nine years as President and Chief Executive Officer and was a member of the board of directors of Endocardial Solutions, Inc. (NASDAQ: ECSI), a cardiac-focused medical device company that was acquired by St. Jude Medical, which was itself acquired by Abbott Laboratories (NYSE: ABT). He also served in that position at Stuart Medical, Inc., and began his career working in a variety of sales and marketing leadership positions at Baxter International, Inc. (NYSE: BAX), and American Hospital Supply Corporation. In addition to his service on the board of Endocardial Solutions, Inc., Mr. Bullock has also served on the boards of directors of several private companies. Currently, in addition to CryoLife’s Board of Directors, Mr. Bullock also serves as Chairman of the board of directors of Stimdia, Inc., a privately-held company that is conducting research for the development of medical devices for use in the critical care treatment of ventilator induced diaphragmatic dysfunction. Mr. Bullock also serves as a director for Surgical Information Science, Inc., a private health company, CardioNxt, Inc.,

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a private health company, and Intershunt Technologies, Inc., a private health company. Mr. Bullock received a B.S. in Public Administration from the University of Arizona.

The Board of Directors has determined that Mr. Bullock should serve as a director of CryoLife because of his business acumen and substantial senior leadership experience in the global medical device industry.

Jeffrey H. Burbank has served as a director of CryoLife since October 2017. Mr. Burbank is the Chief Technology Officer at Fresenius Medical Care North America, a division of Fresenius Medical Care AG & Co. (NYSE: FMS), the world’s largest provider of products and services for individuals with renal diseases. Prior to that, Mr. Burbank served as Chief Executive Officer and a member of the board of directors of NxStage Medical, Inc. (formerly NASDAQ: NXTM) (“NxStage Medical”), a leading medical technology company, positions he held since he founded NxStage Medical in 1998, until Fresenius Medical Care completed its acquisition of NxStage Medical in February 2019. Prior to founding NxStage Medical, Mr. Burbank was a co-founder of Vasca, Inc., a company that provided innovative implantable access devices, where he was the President and Chief Executive Officer, as well as Chairman of the Board. Mr. Burbank has over 30 years of senior leadership experience in the medical device industry, developing, marketing, and manufacturing products for end-stage renal disease patients. During his career he has been an inventor on over 50 U.S. patents for medical devices. Mr. Burbank received a B.S. in Industrial Engineering from Lehigh University.

The Board of Directors has determined that Mr. Burbank should serve as a director of CryoLife because of his business acumen and substantial senior leadership experience in the global medical device industry.

J. Patrick Mackin was named President and Chief Executive Officer of CryoLife in September 2014. He was appointed to the CryoLife Board of Directors in October 2014, and he was appointed Chairman of the Board of Directors in April 2015. Mr. Mackin has more than 25 years of experience in the medical device industry. Prior to joining CryoLife, Mr. Mackin served as President of Cardiac Rhythm Disease Management, the then largest operating division of Medtronic plc (NYSE: MDT) (“Medtronic”), from August 2007 to August 2014. At Medtronic, he previously held the positions of Vice President, Vascular, Western Europe and Vice President and General Manager, Endovascular Business Unit. Prior to joining Medtronic in 2002, Mr. Mackin worked for six years at Genzyme, Inc., serving as Senior Vice President and General Manager for the Cardiovascular Surgery Business Unit and as Director of Sales, Surgical Products division. Before joining Genzyme, Inc., Mr. Mackin spent four years at Deknatel/Snowden-Pencer, Inc. in various roles and three years as a First Lieutenant in the U.S. Army. Mr. Mackin has served as a director of Opsens, Inc. (TSXV: OPS and OTCQX: OPSSF), a fiber optic sensors manufacturer, since 2016. Mr. Mackin served as a director of Wright Medical Group N.V. (NASDAQ: WMGI), a global medical device company focused on extremities and biologics, from July 2018 until November 2020, when Wright Medical Group N.V. was acquired by Stryker Corporation (NYSE: SYK). Mr. Mackin received an MBA from the Kellogg Graduate School of Management at Northwestern University and is a graduate of the U.S. Military Academy at West Point.

The Board of Directors has determined that Mr. Mackin should serve as a director of CryoLife because of his business acumen and substantial senior leadership experience in the global medical device industry. In addition, the Board of Directors believes that it is appropriate and useful to have the President and Chief Executive Officer of CryoLife serve as a member of the Board of Directors.

Ronald D. McCall has served as a director of CryoLife since January 1984. From 1985 to the present, Mr. McCall has been the owner of the law firm Ronald D. McCall, P.A., based in Tampa, Florida. Mr. McCall was admitted to the practice of law in Florida in 1961. Mr. McCall received a B.A. and a J.D. from the University of Florida.

The Board of Directors has determined that Mr. McCall should serve as a director of CryoLife because of his legal training and experience. The Board of Directors believes that his long-standing involvement with CryoLife provides him with a unique perspective on current issues facing the Company.

Harvey Morgan has served as a director of CryoLife since May 2008. Mr. Morgan has more than 40 years of investment banking experience, with significant expertise in strategic advisory services, mergers and acquisitions, private placements, and underwritings. He served as a Managing Director of the investment banking firm Bentley Associates, L.P. from 2004 to December 31, 2012, and from 2001 to 2004 he was a Principal of Shattuck Hammond Partners, an independent investment banking and financial advisory firm. Mr. Morgan also served on the Board of Directors of Family Dollar Stores, Inc. (NYSE: FDO), a leading operator of discount variety stores, from 2007 to 2015, when Family Dollar Stores, Inc. was acquired by Dollar Tree Inc. (NASDAQ: DLTR), and Cybex International, Inc. (NASDAQ: CYBI), a leading manufacturer of premium exercise equipment, from 2003 to 2013. Mr. Morgan received his undergraduate degree from the University of North Carolina at Chapel Hill and an MBA from the Harvard Business School.

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The Board of Directors has determined that Mr. Morgan should serve as a director of CryoLife because of his extensive business experience, including in the healthcare sector, particularly with respect to investment banking and capital markets.

Jon W. Salveson has served as a director of CryoLife since May 2012. Mr. Salveson is the Vice Chairman, Investment Banking and Chairman of the Healthcare Investment Banking Group at Piper Sandler Companies (NYSE: PIPR) (“Piper Sandler”), formerly Piper Jaffray Companies, a U.S. investment bank and asset management firm. Mr. Salveson has served in his present position as Vice Chairman, Investment Banking since July 2010. Mr. Salveson was appointed Global Head of Investment Banking and a member of the Executive Committee of Piper Jaffray in 2004. He joined Piper Jaffray in 1993 as an associate, was elected Managing Director in 1999, and was named the Group Head of Piper Jaffray’s international healthcare investment banking group in 2001. Mr. Salveson also serves on the Board of Directors of CHF Solutions, Inc. (NASDAQ: CHFS), an early-stage medical device company. Mr. Salveson recently served on the board of Asklepios Biopharmaceuticals, Inc., a private company specializing in gene therapy technologies, which was acquired by Bayer AG (ETR: BAYN) in 2020. Mr. Salveson received his undergraduate degree from St. Olaf College in 1987 and an M.M.M. in finance from the Kellogg Graduate School of Management at Northwestern University.

The Board of Directors has determined that Mr. Salveson should serve as a director of CryoLife because of his broad and deep experience in the healthcare industry and the medical technology sector, and, particularly, his extensive experience in strategic advisory roles for global healthcare companies in hundreds of transactions.

Required Vote

Nominees for election as directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Since there are nine directorships to be filled, this means that the nine individuals receiving the most votes will be elected. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

The Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE nine NOMINEES FOR DIRECTOR LISTED IN THIS PROPOSAL ONE.

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CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Our Board of Directors believes that the purpose of corporate governance is to serve the interests of the Company and the Company’s stockholders in a manner that is consistent with the Board of Director’s fiduciary duties and the Company’s mission and core values. The Board of Directors has adopted and adheres to corporate governance practices that the Board of Directors and senior management believe promote this purpose, are sound, and represent best practices. The Board of Directors reviews these practices on an ongoing basis and revises them as appropriate.

Director Independence

In connection with its annual review in March 2021, and based on the information available to it, the Board of Directors determined that none of Ms. Borgstrom or Messrs. Ackerman, Bevevino, Bullock, Burbank, McCall, Morgan, or Salveson, has or had a material relationship with CryoLife, and that each qualified as an independent director under NYSE Listing Standards.

In addition to qualifying as “independent” within the meaning of Section 303A.02 of the NYSE Listing Company Standards, each member of the Compensation Committee must be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In determining the independence of any director who will serve on the Compensation Committee, the Board of Directors will consider all factors relevant to determining whether such director has a relationship with us that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to (i) the source of compensation of such director, including any consulting, advisory, or other compensatory fee paid by us to the director and (ii) whether such director is affiliated with us, one of our subsidiaries, or an affiliate of one of our subsidiaries.

In addition to qualifying as “independent” within the meaning of Section 303A.02 of the NYSE Listing Standards, each member of the Audit Committee must also meet the criteria of Section 303A.06 and Rule 10A-3 promulgated under the Exchange Act.

Ms. Borgstrom has served as the CEO of Yale New Haven Health since 2005. Prior to that date, Ms. Borgstrom held various senior leadership positions at Yale New Haven Health. In 2020, Yale New Haven Health paid CryoLife $454,666 for tissue preservation services and BioGlue and On-X products, and we expect this relationship to continue. These purchases were made on an arm’s-length basis. The Board of Directors considered these transactions and relationship and determined that Ms. Borgstrom’s relationship with Yale New Haven Health is not material to her independence as a director of CryoLife, and Yale New Haven Health’s purchase of CryoLife services and products does not impair Ms. Borgstrom’s independence as a director of CryoLife.

The Board of Directors’ Right to Retain Advisors

The Board of Directors has authorized committees of the Board of Directors to retain their own advisors, such as auditors, compensation consultants, search firms, legal counsel, and others, to the extent the committees deem it appropriate.

The Board of Directors’ Leadership Structure

The President and Chief Executive Officer of CryoLife serves as the Chairman of the Board of Directors. The Board of Directors believes that this structure promotes fluid communication and coordination between the Board of Directors and management. The Board of Directors also believes that Mr. Mackin is well-suited to fill his management and Board of Directors roles and that the Board of Directors benefits from his serving in these dual roles.

In order to foster the Board of Directors’ independence from management, the leadership structure of the Board of Directors also includes a Presiding Director, a position held by an independent director. Mr. McCall assumed the role of Presiding Director in December 2005 and has held this position continuously since then until March 2021, when Mr. McCall stepped down from this role and the Board appointed Mr. Burbank as Presiding Director. The Presiding Director has frequent contact with Mr. Mackin and other members of management on a broad range of matters and has additional corporate governance responsibilities for the Board of Directors. The Presiding Director also serves as liaison between Mr. Mackin and the independent directors, approves meeting agendas and schedules to insure there is sufficient time for discussion of all agenda items, approves certain information sent to the Board, and has the authority to call meetings of the independent directors. Stockholders can seek to directly consult with independent directors.

The Board of Directors’ Role in Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Management is primarily responsible for risk management, and management reports directly to the

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committees and the Board of Directors with respect to risk management. The Board of Directors is responsible for general oversight of risks and regular review of information regarding our risks, including credit, information security, liquidity, and operational. In its risk-oversight role, the Board of Directors reviews periodically the Company’s strategic plan, as well as an assessment of potential material risks facing the Company.

In particular, the Compensation Committee is responsible for ensuring that our compensation policies and practices do not incent excessive or inappropriate risk-taking by employees or non-employee directors. The Audit Committee, in coordination with our independent registered public accounting firm, is primarily responsible for oversight of our internal controls, operation of our internal audit, risk assessment and risk management, including information security oversight, and various financial and compliance functions. The Audit Committee’s information security oversight responsibilities include responsibility for overseeing the Company’s global information security and information technology risks, controls, and procedures and utilizing independent cyber-security auditors to support that function where appropriate. More detail regarding the Audit Committee’s oversight of information security is located in the Report of the Audit Committee at page 20. The Corporate Governance Committee monitors risk by ensuring that proper corporate governance standards are maintained, that the Board of Directors is comprised of qualified directors, and that senior management is comprised of qualified executive officers. The Compliance Committee is primarily responsible for oversight of our healthcare compliance function, including our compliance with quality systems and regulatory assurance laws and regulations, as well as our compliance with other healthcare compliance laws and regulations. Together with the Audit Committee, the Compliance Committee also exercises oversight of our compliance with certain laws and regulations, such as the European Union General Data Protection Regulation (“GDPR”) and the United States Foreign Corrupt Practices Act, and such policies as our Code of Conduct.

Board of Directors and Committee Meetings, Annual Meeting of Stockholders, and Attendance

During 2020, each director attended, either in person or by telephone, at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors on which s/he served. In general, members of the Board of Directors become members of committees immediately following the Annual Meeting of Stockholders.

The Board of Directors held eighteen meetings during 2020, a number of which were to address the challenges posed by the COVID-19 pandemic. All of the then-current members of the Board of Directors attended the 2020 Annual Meeting of Stockholders, which was held virtually due to the COVID-19 pandemic. The Company does not have a policy requiring directors to attend the annual meeting, but it strongly encourages such attendance.

Standing Committees of the Board of Directors; Committee Assignments

During 2020, the Board of Directors had four standing committees: the Audit Committee, the Compensation Committee, the Corporate Governance Committee, and the Compliance Committee. In 2020, the Audit Committee met eight times, the Compensation Committee met nine times, the Corporate Governance Committee met eight times, the Compliance Committee met four times, the Compensation Committee and the Corporate Governance Committee met jointly one time, and the Audit Committee and the Compliance Committee met jointly one time. There were also several special committees of the Board of Directors that met in 2020, including but not limited to a special transaction committee that met once to consider a potential acquisition and a special pricing committee that met twice to consider adoption of a financing instrument.

The four standing committees are described below, and the following table lists the members of each of the standing committees as of the date of this Proxy Statement:

Director	Audit Committee	Compensation Committee	Corporate Governance Committee	Compliance Committee
J. Patrick Mackin, Chairman, President, and Chief Executive Officer
Thomas F. Ackerman	Chair	✔
Daniel J. Bevevino	✔	Chair
Marna P. Borgstrom				✔
James W. Bullock			✔	✔
Jeffrey H. Burbank, Presiding Director			Chair
Ronald D. McCall		✔	✔

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Director	Audit Committee	Compensation Committee	Corporate Governance Committee	Compliance Committee
Harvey Morgan	✔			✔
Jon W. Salveson			✔	Chair

Audit Committee — The Audit Committee operates under a written charter that sets out the committee’s functions and responsibilities. The Audit Committee currently consists of three non-employee directors: Mr. Ackerman, Chair, Mr. Bevevino and Mr. Morgan, each of whom served on the Audit Committee for all of 2020. Mr. Morgan served as Chair for all of 2020 and until Mr. Ackerman was appointed Chair in March 2021. Each of the members of the Audit Committee meets the requirements of independence of Section 303A.02 of the current NYSE Listing Standards and also meets the criteria of Section 303A.06, as set forth in Rule 10A-3 promulgated under the Exchange Act, regarding listing standards related to audit committees. No member of the Audit Committee serves on the audit committee of more than three public companies. In addition, the Board of Directors has determined that all of the current members of the Audit Committee satisfy the definition of an “audit committee financial expert,” as promulgated by the Securities and Exchange Commission (the “SEC”).

The Audit Committee charter gives the Audit Committee the authority and responsibility for the appointment, retention, compensation, and oversight of CryoLife’s independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by CryoLife’s independent registered public accounting firm. The Audit Committee also oversees, and must review and approve, all significant related-party transactions. See Policies and Procedures for Review, Approval, or Ratification of Transactions with Related Parties beginning on page 16; see also the Report of the Audit Committee on page 20.

The Audit Committee:

●

Reviews the general scope of CryoLife’s annual audit and the nature of services to be performed for CryoLife in connection with it, acting as liaison between the Board of Directors and the independent registered public accounting firm;

●	Reviews various Company policies, including those relating to accounting practices and internal control and information security systems of CryoLife;

●

Reviews and monitors the performance of CryoLife’s independent registered public accounting firm, for engaging or discharging CryoLife’s independent registered public accounting firm, and for assisting the Board of Directors in its oversight of risk management and legal and financial regulatory requirements; and

●

Has the authority, pursuant to its charter, to delegate any of its decisions to a sub-committee of the Audit Committee consisting of two committee members, provided that a full report of any action taken is promptly made to the full Audit Committee.

Compensation Committee — The Compensation Committee operates under a written charter that sets out the committee’s functions and responsibilities. The Compensation Committee currently consists of three non-employee directors: Mr. Bevevino, Chair, Mr. Ackerman, and Mr. McCall, each of whom served on the Compensation Committee for all of 2020. Each member of the Compensation Committee meets the independence requirements of Sections 303A.02(a)(i) and (ii) of the current NYSE Listing Standards and is a non-employee director within the meaning of Rule 16b-3 under the Exchange Act.

The Compensation Committee:

●	Reviews the performance of executive officers, including the CEO, and sets the annual compensation for them;

●	Oversees the issuance of stock options, restricted stock awards, restricted stock units, performance stock units, and other stock rights and cash incentives under CryoLife’s stock and incentive plans;

●	Approves, in conjunction with the Corporate Governance Committee and Board of Directors, severance arrangements for executive officers;

●	Reviews, approves, and certifies the performance metrics upon which a portion of the compensation of CryoLife’s CEO and other executive officers is based; and

●	Annually reviews, together with the Corporate Governance Committee, the CEO’s objectives and performance, recommends changes thereto, and sets the CEO’s compensation package.

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See Compensation Discussion and Analysis on page 23 for information concerning the Compensation Committee’s role, processes, and activities in overseeing executive compensation.

Pursuant to its charter, the Compensation Committee has the authority to delegate any of its decisions to a sub-committee of the Compensation Committee consisting of two committee members, provided that a full report of any action taken is promptly made to the full Compensation Committee.

The Compensation Committee has the power to retain, determine the terms of engagement and compensation of, and terminate any consultant that advises the Compensation Committee.

Corporate Governance Committee — The Corporate Governance Committee operates under a written charter that sets out the committee’s functions and responsibilities. The Corporate Governance Committee currently consists of four non-employee directors: Mr. Burbank, Chair, Mr. Bullock, Mr. McCall, and Mr. Salveson, each of whom served on the Corporate Governance Committee for all of 2020. Mr. McCall served as Chair for all of 2020 and until Mr. Burbank was appointed Chair in March 2021. Each of these individuals meets the requirements of independence of Section 303A.02 of the current NYSE Listing Standards.

The Corporate Governance Committee:

●	Recommends potential candidates for the Board of Directors;

●	Oversees the annual self-evaluations of the Board of Directors, its committees, and individual directors;

●	Recommends individuals for appointment as executive officers;

●	Oversees succession planning for the Board and executive officers, including the CEO;

●	Evaluates each year, together with the Compensation Committee, the performance of CryoLife’s CEO and sets his compensation;

●

Recommends to the Board of Directors how the other committees of the Board of Directors should be structured, which non-employee directors should be members of those committees, and which non-employee director should chair those committees; and

●

Reviews and makes recommendations to the Board of Directors regarding the development of, and compliance with, the Company’s corporate governance guidelines and other governance policies, procedures, and practices.

Compliance Committee — The Compliance Committee operates under a written charter that sets out the committee’s functions and responsibilities. The Compliance Committee currently consists of four non-employee directors: Mr. Salveson, Chair, Ms. Borgstrom, Mr. Bullock, and Mr. Morgan. Ms. Borgstrom and Messrs. Salveson, Bullock, and Morgan each served on the Compliance Committee for all of 2020. Each of these individuals meets the requirements of independence of Section 303A.02 of the current NYSE Listing Standards. The charter of the Compliance Committee requires that a majority of its members be independent.

Among other things, the Compliance Committee:

●

Assists the Company in its oversight of CryoLife’s compliance with healthcare laws and regulations, including regulations and laws related to regulatory affairs and quality assurance, and general healthcare compliance such as the Anti-Kickback Statute;

●	Receives periodic reports from the Company’s senior management regarding quality and regulatory systems;

●	Provides input into certain regulatory affairs and quality assurance and healthcare compliance policies; and

●

Assists, jointly with the Audit Committee, in the oversight of compliance with certain policies and procedures such as the Company’s Code of Conduct and our policies with respect to GDPR and the United States Foreign Corrupt Practices Act.

Procedures for Stockholders Who Wish to Submit Recommendations to the Board of Directors

Stockholders may recommend potential candidates for director to the Corporate Governance Committee. The policy of the Corporate Governance Committee is to give the same consideration to nominees recommended by stockholders that it gives to individuals whose names are submitted by management or non-employee directors, provided such recommendations from stockholders are made in accordance with procedures described in this Proxy Statement under the FAQ “What is the deadline for submitting proposals for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?” When reviewing a potential candidate,

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the Corporate Governance Committee considers, among other things, demonstrated character, judgment, relevant business, functional, and industry experience, degree of intellectual and business acumen, and, when contemplating overall board diversity, ethnicity, race, and gender. The Corporate Governance Committee does not have a formal policy with respect to diversity; however, the Board of Directors and the Corporate Governance Committee believe that it is important that the members of the Board of Directors represent diverse backgrounds and viewpoints. The Corporate Governance Committee’s process for identifying and evaluating nominees typically involves consideration of external candidates, including self-nominees, upon a vacancy or at its meeting held in the first quarter of the year, and where appropriate, internal discussions, review of information concerning candidates, and interviews of selected candidates. From time to time, the Committee has also engaged one or more executive search consulting firms to assist in the identification and recruitment of potential director candidates.

The Corporate Governance Committee has not received any recommended director nominees for election at the 2021 Annual Meeting from any CryoLife stockholder or group of stockholders beneficially owning in excess of 5% of CryoLife’s outstanding common stock. Stockholders may communicate with the Corporate Governance Committee or the Board of Directors by following the procedures set forth below at Communication with the Board of Directors and its Committees on page 17.

The current policy of the Board of Directors requires each director to offer to voluntarily resign upon a change in such director’s principal employment or line of business. The Corporate Governance Committee will then review whether such director continues to meet the needs of the Board of Directors and whether to make a recommendation to the Board of Directors that it should accept the director’s offer to resign.

The current policy of the Board of Directors also limits the number of other public company boards on which CryoLife’s directors may serve. Non-employee directors may serve on no more than three public company boards in addition to service on the Company’s Board of Directors, and the CEO’s service on the board of any other organization is restricted by his employment agreement with the Company and is subject to prior approval by the Board of Directors.

In March 2021, the Board of Directors adopted a policy requiring that CryoLife directors not stand for re-election at the first annual meeting after they reach the age of 75 years. The Board waived this requirement for Mr. McCall and Mr. Morgan for the 2021 Annual Meeting, as they have served as the Chairs of the Corporate Governance Committee and the Audit Committee, respectively, for many years through March 2021, when the Board appointed new Chairs for those Committees. The Board found it in the best interest of the Company to retain Mr. McCall’s and Mr. Morgan’s institutional knowledge during this transition of leadership of two of our four standing Committees. Mr. McCall and Mr. Morgan intend to retire from the Board prior to the 2022 Annual Meeting, which has already been publicly disclosed.

CryoLife, Inc. Code of Conduct

CryoLife has established a Code of Conduct that: clarifies the Company’s standards of conduct, including in potentially challenging situations; makes clear that CryoLife expects all employees, executive officers, and non-employee directors to abide by applicable legal and regulatory requirements and to understand and appreciate the ethical considerations of their decisions; and reaffirms the Company’s long-standing commitment to a culture of corporate and individual accountability and responsibility for the highest ethical and business practices.

In addition to the Code of Conduct, the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, Assistant Controller, and all other senior financial officers are also subject to the Company’s Code of Ethics for Senior Financial Officers. In the event that CryoLife amends or waives any of the provisions of the Code of Conduct or Code of Ethics for Senior Financial Officers applicable to its Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, or Assistant Controller, the Company will disclose that information on the Company’s website at http://investors.cryolife.com/corporate-governance/cryolifes-code-conduct.

Policies and Procedures for Review, Approval, or Ratification of Transactions with Related Parties

The Board of Directors has adopted policies and procedures for review, approval, or ratification of transactions with related parties.

Types of Transactions Covered

It is our policy to enter into or ratify related party transactions only when the Board of Directors, acting through the Audit Committee or as otherwise described herein, determines that the related party transaction in question is in,

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or is not inconsistent with, the best interests of CryoLife and its stockholders. We follow the policies and procedures below for any transaction in which we are, or are to be, a participant and the annual amount involved exceeds $50,000 and in which any related party, as defined below, had, has, or will have a direct or indirect interest. Pursuant to the policy, compensatory arrangements with an executive officer or non-employee director that are approved or ratified by the Compensation Committee or compensation received under our employee benefit plans that are available to all employees do not require additional Audit Committee approval.

The Company subjects the following related parties to these policies: non-employee directors (and nominees); executive officers; beneficial owners of more than 5% of our stock; any immediate family members of these persons; and, any entity in which any of these persons is employed, or is a general partner or principal, or has a similar position, or in which the person has a 10% or greater beneficial ownership interest.

Standards Applied and Persons Responsible for Approving Related Party Transactions

The Corporate Secretary is responsible for submitting to the Audit Committee for its advance review and approval any related party transaction, other than on-going transactions, into which we propose to enter. If the Corporate Secretary determines that it is not practicable or desirable to wait until the next regularly scheduled Audit Committee meeting, she will submit the related party transaction for approval or ratification to the Chair of the Audit Committee, who possesses delegated authority to act between Audit Committee meetings. The Chair will report any action he has taken under this delegated authority to the Audit Committee at its next regularly scheduled meeting and seek ratification of such approval. If any related party transaction inadvertently occurs before the Audit Committee has approved it, the Corporate Secretary will submit the transaction to the Audit Committee for ratification as soon as reasonably practicable. If the Audit Committee does not ratify the transaction, the Audit Committee will direct management as to what action it proposes management take regarding the transaction.

When considering a related party transaction, the Audit Committee will examine all factors it deems relevant. The Audit Committee, or the Chair, will approve only those transactions that they have determined in good faith are in the best interests of CryoLife and its stockholders.

The Corporate Secretary may delegate her duties under the policy to another officer of CryoLife if she gives notice of the delegation to the Audit Committee at a regularly scheduled Audit Committee meeting.

Review of Ongoing Transactions

At a meeting of the Audit Committee in the first quarter of each fiscal year, the Audit Committee reviews all related party transactions that are ongoing and have a remaining term of more than six months or remaining amounts payable to or receivable from CryoLife of more than $50,000 annually. Based on all relevant facts and circumstances, the Audit Committee will determine whether it is in, or not inconsistent with, the best interests of CryoLife and its stockholders to continue, modify, or terminate the on-going related party transaction. Review of 2020 ongoing related party transactions is located at Director Independence beginning on page 12.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serve, or served during fiscal 2020, as a member of the compensation committee of any other company that has or had an executive officer serving as a member of our Board of Directors. None of our executive officers currently serve, or served during fiscal 2020, as a member of the board of directors of any other company that has or had an executive officer serving as a member of our Compensation Committee.

Communication with the Board of Directors and Its Committees

Interested parties may communicate with the Board of Directors, the Presiding Director, the non-employee directors as a group, committee chairs, committees, and individual directors by directing communications to the Corporate Secretary, who will forward them as appropriate, unless they clearly constitute unsolicited general advertising or inappropriate material. Please send all communications in care of Jean F. Holloway, General Counsel and Corporate Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144.

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Availability of Corporate Governance Documents

You may view current copies of the charters of the Audit, Compensation, Corporate Governance, and Compliance Committees, as well as the Company’s and Code of Conduct, on the CryoLife website at http://investors.cryolife.com/corporate-governance/governance-highlights.

Notwithstanding anything to the contrary set forth in any of CryoLife’s filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate other CryoLife filings, including this Proxy Statement, in whole or in part, neither of the following Reports of the Audit Committee and the Compensation Committee shall be incorporated by reference into any such filings.

DIRECTOR COMPENSATION

Elements of Non-Employee Director Compensation

Restricted Stock Grants

A portion of the non-employee directors’ annual compensation is issued as restricted stock. The shares of restricted stock are issued each year generally following the Annual Meeting of Stockholders. With respect to 2020 grants, the Compensation and Corporate Governance Committees recommended, and the Board of Directors approved, a grant value of $130,000 per non-employee director, and in June 2020, the Company granted 5,667 shares of restricted stock to each of the non-employee directors at the time of grant, which will vest on June 1, 2021. The size and terms of the grants are subject to periodic re-evaluation jointly by the Compensation and the Corporate Governance Committees. All equity grants to non-employee directors in 2020 were made pursuant to the CryoLife, Inc. 2009 Equity and Cash Incentive Plan, as amended (the “2009 ECIP”). The non-employee director will forfeit any unvested portion of the award if s/he ceases to serve as a director, other than for specific reasons under certain circumstances as described within the 2009 ECIP.

Board of Directors’ Retainer and Committee Chair and Membership Fees

Absent exceptional circumstances, every other year, the Compensation and Corporate Governance Committees each consider whether to adjust non-employee director compensation and recommend those adjustments, if any, to the Board of Directors.

Each of the non-employee directors of CryoLife receives an annual cash retainer for service on the Board of Directors, service on committees of the Board of Directors, service as the Chair of the committees of the Board of Directors, and service as Presiding Director, as applicable and as noted in the table below. CryoLife pays all cash retainers on a prorated monthly basis. Currently, the Presiding Director is also the Chair of the Corporate Governance Committee, and he does not receive any additional compensation for his position as Chair of that committee.

2020 Board of Director Retainers
Annual Board Service	$50,000
Presiding Director(1)	$25,000

Committee	Committee Chair Retainer(2)	Committee Membership Retainer
Audit	$20,000	$10,000
Compensation	$15,000	$7,500
Corporate Governance	$10,000	$5,000
Compliance	$10,000	$5,000

(1) In addition to annual board service retainer. (2) Includes committee membership retainer.

Due to the COVID-19 pandemic and the Board of Directors’ desire to demonstrate its alignment with stockholder interests and to contribute to the efforts to mitigate the potential adverse impact of the COVID-19 pandemic on the Company’s cash position, in April 2020, the Compensation and Corporate Governance Committees approved the substitution of restricted stock awards for cash retainers due to non-employee directors for the period April 1, 2020 through September 30, 2020. The Committees approved an award of restricted stock for each non-employee director valued at the same amount as each director’s suspended cash retainer. The restricted stock was granted on May 5,

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2020, pursuant to the 2009 ECIP, and will vest one-year after grant date. For this award as well, the non-employee director will forfeit any unvested portion of the award if s/he ceases to serve as a director, other than for specific reasons under certain circumstances as described within the 2009 ECIP.

Fiscal 2020 Director Compensation

The following table provides compensation information for the one-year period ended December 31, 2020, for each person who was a member of our Board of Directors in 2020, other than J. Patrick Mackin:

Name	Retainers Earned or Paid in Cash(1) ($)	Stock Awards - Granted in lieu of Suspended Cash Retainers(2) ($)	Annual Stock Awards(3) ($)	Total ($)
(a)	(b)	(c)	(d)	(e)
Thomas F. Ackerman	32,500	32,927	130,001	195,428
Daniel J. Bevevino	36,250	36,661	130,001	202,912
Marna P. Borgstrom	26,250	26,658	130,001	182,909
James W. Bullock	28,750	29,170	130,001	187,921
Jeffrey H. Burbank	26,250	26,658	130,001	182,909
Ronald D. McCall	36,250	36,661	130,001	202,912
Harvey Morgan	36,250	36,661	130,001	202,912
Jon W. Salveson	31,250	31,659	130,001	192,910

(1) Amounts shown include annual board service retainer, committee Chair and committee membership retainers, and, for Mr. McCall, a Presiding Director retainer, earned by our non-employee directors during 2020. Note that no amounts are included for the period April 1, 2020 through September 30, 2020, when cash retainers were not paid.

(2) Each non-employee director was granted a restricted stock award in an amount equivalent to the cash retainer that was not paid. The amounts shown represent the grant date fair value of the restricted shares granted to each of the non-employee directors, as calculated in accordance with FASB ASC Topic 718. We issued the awards on May 5, 2020, and we valued them at $22.63 per share, which was the closing price on the grant date. See Notes 1 and 14 of the Notes to Consolidated Financial Statements filed with CryoLife’s Annual Report on Form 10-K for the year ended December 31, 2020, for assumptions we used in valuing restricted stock awards. The restricted stock represented here vests on May 5, 2021; accordingly, these shares remained subject to vesting restrictions as of December 31, 2020.

(3) The amount shown represents the aggregate grant date fair value of the 5,667 restricted shares granted to each of the non-employee directors, as calculated in accordance with FASB ASC Topic 718. We issued the awards on June 1, 2020, and we valued them at $22.94 per share, which was the closing price on the grant date. See Notes 1 and 14 of the Notes to Consolidated Financial Statements filed with CryoLife’s Annual Report on Form 10-K for the year ended December 31, 2020, for assumptions we used in valuing restricted stock awards. The restricted stock represented here vests on June 1, 2021; accordingly, these shares remained subject to vesting restrictions as of December 31, 2020.

J. Patrick Mackin, Chairman, President, and Chief Executive Officer received no compensation in 2020 for his services as a director of the Company. His compensation as an executive officer of the Company is detailed in the Summary Compensation Table on page 42.

Director Stock Ownership Requirements

In November 2015, the Corporate Governance Committee approved a change to the non-employee director stock ownership requirements to five times the then current annual board service retainer for non-employee directors. All non-employee directors currently satisfy this standard. The Compensation and Corporate Governance Committees generally evaluate stock ownership requirements for non-employee directors on a biennial basis.

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REPORT OF THE AUDIT COMMITTEE

The Board of Directors maintains an Audit Committee of three non-employee directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rules of the NYSE that govern audit committee composition, including the requirement that each audit committee member be “Independent Directors” as that term is defined by Sections 303A.02 and 303A.06 of the NYSE Listing Standards and Rule 10A-3 promulgated under the Securities Exchange Act of 1934.

The Audit Committee oversees CryoLife’s financial processes and the Company’s information security preparedness on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in CryoLife’s Annual Report on Form 10-K for fiscal 2020 and discussed them with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Board of Directors and the Audit Committee have adopted a written Audit Committee Charter. Since the first quarter of 2004, CryoLife has retained a separate accounting firm to provide internal audit services. The internal audit function reports directly to the Audit Committee and, for administrative purposes, to the Chief Financial Officer.

During the course of fiscal 2020, management completed the documentation, testing, and evaluation of CryoLife’s system of internal controls over financial reporting and the associated information security preparedness in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept informed of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and Ernst & Young LLP, CryoLife’s independent registered public accounting firm, at each regularly scheduled Audit Committee meeting. The Audit Committee also reviewed the report of management on internal controls over financial reporting contained in CryoLife’s Annual Report on Form 10-K for fiscal 2020, as well as Ernst & Young LLP’s Reports of Independent Registered Public Accounting Firm included in CryoLife’s Annual Report on Form 10-K for fiscal 2020 related to its audit of (i) CryoLife’s consolidated financial statements and (ii) the effectiveness of CryoLife’s internal controls over financial reporting. The Audit Committee continues to oversee CryoLife’s efforts related to CryoLife’s internal controls over financial reporting and management’s preparations for the evaluation thereof for fiscal 2021.

The Audit Committee reviewed with Ernst & Young LLP, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of CryoLife’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. Ernst & Young LLP also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence. The Audit Committee discussed with Ernst & Young LLP and management that firm’s independence from management and CryoLife.

The Audit Committee discussed with Ernst & Young LLP the overall scope and plans for its audit. The Audit Committee met with Ernst & Young LLP, with and without management present, to discuss the results of its examination, its evaluation of CryoLife’s internal controls, and the overall quality of CryoLife’s financial reporting.

In connection with its review of CryoLife’s accounting and financial controls, the Audit Committee discusses with management on a quarterly basis the adequacy of CryoLife’s information security preparedness and the types of information security risks, controls, and procedures and any related issues that could affect the adequacy of CryoLife’s internal controls or general operations, including as they relate to information security. Assessments of CryoLife’s information security program, including evaluations about its policies, procedures, infrastructure, access control, and change management, were performed by the independent external auditing firms Ernst & Young LLP, Hancock Askew & Co., LLP, and RWT Crowe GmbH. Additionally, during fiscal 2020, CryoLife engaged the information security consulting firm FireEye, Inc. to perform an assessment of CryoLife’s information security program against industry standards in response to a security breach in Q4 2019 and CryoLife thereafter implemented enhanced programs, procedures, and information security training and global testing.

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In reliance on the reviews and discussions referred to above, the Audit Committee members did not become aware of any material misstatement in the audited financial statements and recommended to the Board of Directors that the audited financial statements be included in CryoLife’s Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the Securities and Exchange Commission. The Audit Committee has approved Ernst & Young LLP as CryoLife’s independent registered public accounting firm for fiscal 2021.

Audit Committee

THOMAS F. ACKERMAN, CHAIR
DANIEL J. BEVEVINO
HARVEY MORGAN

This foregoing audit committee report is not “soliciting material,” is not deemed “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing of the Company’s under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent the Company specifically incorporates this report by reference.

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PROPOSAL TWO – ADVISORY VOTE ON EXECUTIVE OFFICER COMPENSATION

CryoLife seeks a non-binding vote from its stockholders to approve the compensation paid to our named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion. This vote is commonly referred to as a “Say on Pay” vote because it gives stockholders an opportunity to express their approval or disapproval to the Company regarding its executive officer pay practices.

As discussed in detail in the Compensation Discussion and Analysis that follows, our executive officer compensation programs are designed to attract, retain, motivate, and reward executive officer talent that is capable of, and appropriately incented to, deliver on CryoLife’s short and long-term growth and other strategic objectives and on CryoLife’s commitments to its stockholders, in particular, long-term value creation. We believe that the form and amount of compensation we provide to our current named executive officers appropriately reflects their extensive management experience, continued high performance, and exceptional service to CryoLife and our stockholders.

During 2020, the COVID-19 pandemic had the potential to cause a significant negative impact on the Company’s business and employees, and agile, resilient, and effective leadership from management was necessary to reduce this potential. The Compensation Committee considered throughout the year how to incent such leadership and retain key leaders, while acknowledging the adverse impact of the pandemic on the Company’s performance against the financial metrics selected in early 2020 for performance-based compensation. To facilitate stockholders’ review of the executive officer compensation program, we are providing the initial program and the performance and payouts related thereto, as well as any adjustments to the program and the performance and payouts that resulted and were actually paid.

We invite you to consider the details of our executive officer compensation program as disclosed more fully throughout this Proxy Statement. Regardless of the outcome of this “Say on Pay” vote, CryoLife welcomes input from its stockholders regarding executive officer compensation and other matters generally related to the Company’s success. We believe in a corporate governance structure that is responsive to stockholder concerns, and we view this vote as a meaningful opportunity to gauge stockholder approval of our executive officer compensation policies. Given the information provided in this Proxy Statement, the Board of Directors asks you to approve the following advisory resolution:

“Resolved, that CryoLife’s stockholders approve, on an advisory basis, the compensation paid to CryoLife’s named executive officers, as disclosed in this Proxy Statement.”

Required Vote

The votes cast for this proposal must exceed the votes cast against it in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome. As previously disclosed and approved by the stockholders, the Board of Directors currently submits a say on pay proposal annually. The annual frequency of this disclosure and approval was the subject of a vote of the stockholders at the Company’s 2017 Annual Meeting and was supported by more than 77% of the stockholder votes. It will be up for consideration again by the stockholders at the Company’s 2023 Annual Meeting.

The Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE COMPENSATION PAID TO CRYOLIFE’S NAMED EXECUTIVE OFFICERS.

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COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the principles, objectives, and features of our executive compensation program as applied to our chief executive officer and the other named executive officers included in the Summary Compensation Table of this Proxy Statement (collectively, our “Named Executive Officers” or “NEOs”). For 2020, our NEOs were:

●	J. Patrick Mackin	President, Chief Executive Officer, and Chairman of the Board of Directors
●	D. Ashley Lee	Executive Vice President, Chief Operating Officer, and Chief Financial Officer
●	Jean F. Holloway	Senior Vice President, General Counsel, Chief Compliance Officer, and Corporate Secretary
●	John E. Davis	Senior Vice President, Global Sales and Marketing
●	Michael S. Simpson	Senior Vice President, Regulatory Affairs and Quality Assurance

EXECUTIVE SUMMARY

The Compensation Committee, referred to hereinafter as the “Committee,” generally considers and approves executive officer compensation each year at a meeting held in the first quarter of the fiscal year. These compensation decisions take into account a variety of information and analyses, including alignment of compensation vehicles with the Committee’s compensation philosophy, prior-year Company and individual executive officer performance, current-year performance expectations, any changes in roles and responsibilities, and competitive market data provided by the Committee’s independent compensation consultant and by management.

2019 Say on Pay Vote and 2020 Program Decisions

At CryoLife’s Annual Meeting of Stockholders on May 15, 2019, over 96% of the stockholder votes cast were in favor of our NEOs’ 2018 compensation. This advisory vote indicated strong stockholder support for the executive officer compensation program, which was used to determine NEO compensation.

The Committee considered these 2019 advisory vote results as it evaluated its compensation policies and made compensation decisions subsequent to the 2019 Annual Meeting. Based in part on this consideration, together with the individual executive officer’s performance, retention considerations, and the Company’s actual and expected performance, as of February 2020, as well as competitive market data provided by the Committee’s independent compensation consultant and by management, and after also considering recommendations from its independent compensation consultant and from management, the Committee decided during the first quarter of 2020 to replicate its 2019 executive officer compensation programs for 2020 with some modest adjustments.

The negative effects of the COVID-19 pandemic on the Company’s business became more pronounced in the second quarter of 2020 and then again in the fourth quarter of 2020, which ultimately resulted in the original performance targets not being met, absent adjustments for the impact of COVID-19, which were challenging to measure with precision. The Committee therefore began to consider if and how to adjust performance metrics and/or targets to continue to incent the highest levels of performance from management during a critical time and to also retain members of management who are key to the continued successful performance of the Company. The following is a summary of the Committee’s significant decisions made in February 2020 regarding NEO compensation for 2020:

●

NEOs received 2020 base salary increases from 3% to 4%, based on considerations such as personal performance, Company performance, and market positioning, and which were rescinded for a seven-month period as discussed below;

●

The Committee maintained the same types of annual equity vehicles (stock options, restricted stock awards, and performance stock units) for officer annual long-term incentive awards that it had used in 2019, as well as the equal allocation among the equity vehicles based on estimated grant date fair value;

●

The Committee maintained the target annual equity value of annual equity vehicles from 2019 to 2020 for all NEOs. The target equity values for NEOs annual equity in 2020 were as follows: Mr. Mackin’s remained at $2,236,800; Mr. Lee’s remained at $500,000; and Ms. Holloway’s and Messrs. Davis’s and Simpson’s remained at $400,000. As a reward for exceptional personal performance in 2019, Mr. Lee received an increase of 10% above his 2020 target equity value, resulting in a 2020 adjusted target equity value of $550,000; Ms. Holloway

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received an increase of 10% above her 2020 target equity value, resulting in a 2020 adjusted target equity value of $440,000; and Mr. Davis received an increase of 5% above his 2020 target equity value, resulting in a 2020 adjusted target equity value of $420,000;

●

When establishing the annual equity incentive awards during the first quarter of 2020, the Committee maintained the design metric of performance stock unit awards at 100% of payout based on performance to target adjusted EBITDA, with a maximum payout of 150% of target;

●

The Committee maintained the target of cash bonuses as a percent of salary from 2019 to 2020 to reflect Company performance and market positioning, at the following percentages of base salary: Mr. Mackin at 100%; Mr. Lee at 60%; and Ms. Holloway and Messrs. Davis and Simpson at 50%; and

●

When establishing the cash bonus during the first quarter of 2020, the Committee maintained the cash bonus design metrics, as well, at 50% of payout based on revenue and 50% of payout based on adjusted income and incorporating a personal performance as a modifier to permit an upward or downward adjustment of up to 20% to the calculated cash bonus, depending on an individual officer’s personal performance. The payouts associated with each of the revenue and adjusted income metrics are not capped, but the overall cash bonus is capped at 200% of target, inclusive of any impact from the personal performance modifier.

Pay-for-Performance Alignment

The Committee believes it has developed a compensation program that ensures that the interests of the Company’s executive officers, including its NEOs, are aligned with those of its stockholders by strongly linking executive officer compensation with Company and personal performance at levels such that executive officers are incented to drive long-term value creation. The key pay-for-performance aspects of the executive officer compensation program are described below:

●	50% or more of each NEO’s total target direct compensation is in the form of variable pay tied to individual and/or Company performance;

●

Short-term incentives are designed to be based significantly on revenue and adjusted net income performance, as defined below, factors over which executive officers are expected to have substantial control and which are intended to incentivize executive officers to achieve Company target performance on key financial metrics. The adjustments ultimately made by the Committee in response to the circumstances created by the COVID-19 pandemic are particularly calibrated to ensure that the executive officers are still rewarded for results over which they have substantial control and incent activities necessary to secure the Company’s ultimate financial performance;

●

Targets for short-term incentive opportunities are set at challenging levels designed to incentivize executive officers to achieve business growth at or above levels expected by stockholders. The adjustments ultimately made by the Committee in response to circumstances created by the COVID-19 pandemic reflect the challenging levels of performance required to achieve full payouts and the focus on incentivizing the actions necessary to achieve business growth;

●

Annual long-term incentive opportunities are equity-based and include stock options, which only provide value to executive officers if the stock price increases beyond the grant date price, and performance stock units, which are designed to be earned if specified results at challenging levels for adjusted EBITDA, as defined below, are attained, incentivizing executive officer performance that furthers our strategic goals, and drives stockholder value. The adjustments made by the Committee in response to circumstances created by the COVID-19 pandemic regarding the performance stock units are in keeping with these same goals;

●	NEOs are subject to minimum stock ownership requirements to ensure alignment with stockholders and to encourage executive officers to maintain a long-term view of performance; and

●	Our Clawback Policy is designed to diminish the likelihood that executive officers unjustly benefit in cash or equity from significant misstatements in our financial statements.

As described in this Proxy Statement, in 2020, the executive officer compensation program effectively delivered pay-for-performance, as follows:

●

While our 2020 revenue and adjusted net income results would have resulted, absent adjustments, in no payout under the cash bonus program, the adjusted payout was based on executive officer performance to other goals, which are discussed in more detail below, resulting in the cash bonus being paid out at 62.5% to the target award level; and

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●

Although our 2020 adjusted EBITDA results would have resulted in no payout under the performance stock unit awards, the adjusted payout was based on executive officer performance to other goals, which are discussed in more detail below, resulting in the performance units being fixed at 100% of the target award level.

Incentive Plan Adjustments

As discussed above, the Company established financial metrics and targets for the cash bonus program as well as the performance stock unit awards in February 2020, before the potential impact of the COVID-19 pandemic on the Company’s operations and financial performance could be evaluated. Beginning in March 2020, and over the course of several meetings over the rest of 2020, the Committee considered and evaluated the pandemic’s impact on the achievement of the metrics utilized in the incentive plans, as well as the continued uncertainty regarding the COVID-19 pandemic’s longevity, scope, and impact as communicated by global medical, economic, and political leaders. During this period, the Committee considered the most appropriate way to manage its compensation programs to ensure that the interests of the Company’s executive officers remained aligned with those of its stockholders.

The Committee determined that the appropriate approach would be to use discretion in considering performance against additional strategic goals and applying informal guidelines in determining the funding level for the cash bonus and the number of performance shares that could be earned. While other options were considered, including establishing new targets for the existing plans that only accounted for reduced periods of 2020 performance and modifying the existing plan targets, the Committee determined, due the continued uncertainty regarding the pandemic, to instead rely on its business judgment. The Committee discussed with management the informal guidelines it would consider when exercising such discretion to make such adjustments, which are described in more detail in this Proxy Statement.

Throughout this Proxy Statement, we refer to revenue, adjusted net income, and adjusted EBITDA. Adjusted net income and adjusted EBITDA reflect adjustments to measures reported under U.S. GAAP. Appendix A to this Proxy Statement provides certain required information regarding these non-GAAP measures, including a reconciliation to our audited U.S. GAAP financial statement measures for 2020, as presented in our 2020 Form 10-K filed on February 23, 2021.

ROLES AND RESPONSIBILITIES

Compensation Committee

The Committee determines and approves the compensation of CryoLife’s executive officers, including the NEOs. The Committee is supported by the CEO, other executive officer management, and an independent compensation consultant. The consultant attends Committee meetings when invited and provides input and information as requested by the Committee. The Committee regularly meets in executive session without the CEO or any members of management present. For 2020, the Committee made compensation decisions based on its own considerations and analyses, the compensation philosophy of the Committee, as well as on information provided by and recommendations from management and the Committee’s independent compensation consultant. Our CEO does not exercise any decision-making authority over his own compensation or participate in Compensation or Corporate Governance Committee or Board meetings regarding his own compensation, except to discuss his own performance and compensation with those Committees or the Board during his annual performance review.

Independent Compensation Consultant

The Committee has the authority to engage independent consultants, including independent compensation consultants, to assist with its responsibilities. With respect to general executive officer compensation decisions made during fiscal 2020 and regarding 2020 compensation, the Committee retained Willis Towers Watson & Co. (“Willis Towers Watson”) as its primary independent compensation consultant for general executive officer compensation matters. The independent compensation consultant reports directly to the Committee, is directed by the Committee, and provides only those services authorized by the Committee. The independent compensation consultant provides no other services to CryoLife. The independent compensation consultant generally performs an annual review of officer and biennial review of non-employee director compensation, analyzes the relationship between executive officer pay, including that of our CEO, and Company performance, compares executive officer and non-employee director compensation against such compensation of appropriate comparator companies and industry standards, informs the Committee of emerging practices and trends, assists with special projects at the request of the Committee, and attends Committee meetings when invited. In February 2020, and again in February 2021, the Committee assessed the independence of Willis Towers Watson pursuant to applicable SEC and NYSE rules and concluded that Willis Towers Watson was independent and its work for the Committee did not raise any conflict of interest concerns.

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COMPENSATION PHILOSOPHY AND OBJECTIVES

The Committee’s compensation philosophy is to attract, retain, motivate, and reward executive officer talent that has the capability, and is appropriately incented, to deliver on the Company’s short and long-term growth and other strategic objectives and on the Company’s commitments to its stockholders, in particular long-term value creation. To that end, the Company has designed the compensation program to align with corporate strategy and short-term and long-term objectives, achieve market competitiveness, emphasize pay-for-performance, align with stockholder interests, balance the interests of key stakeholders, incent management to address unforeseen challenges that might otherwise reduce an executive officer’s compensation, and recognize the unique attributes specific to CryoLife and its executive officer team. Each primary component of compensation is intended to accomplish one or more of these objectives, as summarized in the chart below.

The COVID-19 pandemic had an adverse impact on our business, and, accordingly, on our financial performance in 2020, which was largely outside of the ability of our executive officer team to control. During 2020, however, it was essential to the Company’s short and long-term success that the executive officer team remain resilient and agile and successfully manage through the pandemic and deliver on key strategic initiatives. These initiatives included some of the Company’s conventional objectives as well as specific objectives to minimize the negative impact of the pandemic on the Company during the COVID-19 period and position the Company well for the post-COVID-19 period. To incent such executive officer performance, and reward and retain executive officers who could achieve these performance goals, the Committee adjusted the performance metrics and payouts as described in the chart and descriptions below.

During 2020 the Committee took several steps to both preserve cash and to align executive officer pay with the interests of stockholders by suspending for a seven-month period the executive officers’ 2020 base pay merit increases and reducing executive officers’ base pay by 25% for a six-month period and substituting in lieu thereof, phantom equity that will payout in April 2021, both of which are disclosed in more detail below.

Compensation Component	Primary Purpose	Form	Performance Linkage
Base Salary	Provide sufficiently competitive pay to attract, retain, motivate, and reward experienced and capable executive officer talent.	Cash

Base salaries are determined based on individual executive officer performance, competitive market positioning, internal pay equity, and other factors; in addition, Company performance impacts the decision of whether or not any salary adjustments are made when they are established in February of each year.

Adjustments can also be made mid-year to address extraordinary circumstances and address Company needs. In 2Q 2020, to address a potential cashflow need due to the COVID-19 pandemic, officer base salaries were reduced as described below, with one method of reduction tied to company stock price, to further align executive officers’ incentives with those of stockholders.

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Compensation Component	Primary Purpose	Form	Performance Linkage
Short-Term Incentive

Encourage and reward both individual achievement of performance objectives and aggregate Company performance against short-term financial and operating goals, maintain market competitiveness for top executive officer talent, and recognize the unique attributes an executive officer brings to the Company.

Cash

Short-term incentive payouts are 100% performance-based, with the original structure having payouts 50% based on revenue performance and 50% based on adjusted net income performance. The payout can then be increased or reduced by up to 20% based on individual executive officer performance.

Adjustments can be made to address extraordinary circumstances, such as the COVID-19 pandemic, to ensure officer performance is aligned with Company goals and that executive officers are rewarded and retained, as appropriate.

Long-Term Incentive – Annual Equity

Encourage and reward long-term stockholder value creation, retain highly capable executive officer talent, and facilitate long-term stock ownership among our executive officer team to further align executive officer and stockholder interests.

Performance Stock Units Stock Options Restricted Stock Awards

Performance stock units are only earned if specific levels of Company performance are achieved during the relevant performance period. Adjustments can be made for extraordinary circumstances, such as the COVID-19 pandemic, to ensure officer performance is aligned with Company goals and that executive officers are rewarded and retained, as appropriate.

Stock options deliver realizable value to executive officers only if the stock price increases beyond the grant date stock price; the realizable value of restricted stock awards is linked to CryoLife’s stock price after the grant date.

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COMPENSATION MIX

The Committee approves the primary components of the executive officer compensation program and generally intends for it to provide more variable pay opportunities than fixed pay opportunities and to place significant weight on long-term incentive opportunities. The Committee believes that this results in a pay program that aligns pay and performance. The following chart summarizes the original target pay mix for the NEOs for fiscal 2020 as determined by the Committee in February 2020:

Compensation Component	Mackin	Lee	Holloway	Davis	Simpson
Salary ($)(1)	706,600	450,885	374,529	358,010	345,050
Short-Term Incentive (at target) ($)(2)	706,600	270,531	187,265	179,005	172,525
Long-Term Incentive - Annual Equity (Grant Date Fair Value at target) ($)(3)	2,236,800	550,000	440,000	420,000	400,000
Target Total Direct Compensation ($)	3,650,000	1,271,416	1,001,794	957,015	917,575
% Fixed(4) % Variable(5)	19.4 80.6	35.5 64.5	37.4 62.6	37.4 62.6	37.6 62.4
% Short-Term Compensation(6) % Long-Term Compensation(7)	38.7 61.3	56.7 43.3	56.1 43.9	56.1 43.9	56.4 43.6

(1)	Salary was set by the Committee in February 2020 but was adjusted downward due to the impact of the COVID-19 pandemic.
(2)

Short-Term Incentive (cash bonus) was originally tied to financial performance metrics. Due to the impact of the COVID-19 pandemic, the Committee adjusted the payouts and authorized the cash bonus be paid out at 62.5% of target, based on non-financial performance metrics.

(3)

Long-Term Incentive - Annual Equity (Grant Date Fair Value at target) is based on a grant date closing share price of $26.24 for both restricted stock and performance stock units. Due to the impact of the COVID-19 pandemic, the Committee adjusted the payouts to the performance share unit grants, and authorized that they pay out at 100% of target, based on non-financial performance metrics.

(4)	Salary as a percentage of Target Total Direct Compensation.
(5)	Short-Term Incentive plus Long-Term Incentive (Annual Equity) as a percentage of Target Total Direct Compensation.
(6)	Salary plus Short-Term Incentive as a percentage of Target Total Direct Compensation.
(7)	Long-Term Incentive (Annual Equity) as a percentage of Target Total Direct Compensation.

MARKET ANALYSIS

As part of its decision-making process, the Committee requests and reviews relevant market data regarding executive officer compensation levels, Company performance, and the relative relationship between executive officer pay and Company performance. However, the Committee views this data as one of many inputs to its decision-making process, which also includes other assessments of the Company’s performance, assessments of each executive officer’s performance, the need to address unforeseen challenges, significant changes in roles and responsibilities, internal pay equity among executive officers, and retention considerations.

Each year, the Committee reviews and considers an executive officer compensation study prepared by Willis Towers Watson, additional compensation survey data provided by management, and internal equity information. The executive officer compensation study is generally completed in the fourth quarter of the year and is used to inform the Committee’s decisions regarding the subsequent year’s compensation. Accordingly, the relevant study and market information reviewed by the Committee with regard to 2020 officer compensation was prepared in October 2019 and presented to the Committee in the fourth quarter of 2019. We refer to this study as the “2019 Study.” The Committee reconsidered the 2019 Study for continued applicability at the January 2020 meeting. As in prior years, the 2019 Study assessed both the competitiveness of pay levels and the alignment of pay with Company performance.

The Company’s 2020 compensation peer group, which is described in more detail below, had median revenues, based on the latest figures available at the time the 2019 Study was prepared, of $346.6 million and median market capitalization as of June 2019, of $939.9 million. In addition to using officer pay information as disclosed by companies in the compensation peer group, the 2019 Study used survey data drawn from three compensation surveys of U.S. companies, including biotech and healthcare companies, with targeted revenues of $156.5 - $563.8 million (with a median of $346.6 million), in order to approximate the Company’s estimated revenue for 2020. With respect to all NEOs included in the 2019 Study, the data in the study was an even blend of the 2020 peer group and the survey information.

CRYOLIFE, INC. | 2021 Proxy Statement

In each case, Willis Towers Watson trended the compensation data forward to January 1, 2020 by a factor of 3.0%. We refer to the blended 2020 peer group and survey compensation data for all NEOs as the “2020 Peer Group Information.”

The following peer companies were used for the 2019 Study:

Peer Company	FYE Revenue(1) ($)
Insulet Corporation	563.8
Natus Medical Incorporated	530.9
Quidel Corporation	522.3
Orthofix Medical, Inc.	453.0
Penumbra, Inc.	444.9
Accuray Incorporated	418.8
Nevro Corp.	387.3
BioTelemetry, Inc.	377.3
Luminex Corporation	315.8
RTI Surgical Holdings, Inc.	280.9
AngioDynamics, Inc.	270.6
Cardiovascular Systems, Inc.	248.0
AtriCure, Inc.	201.6
OraSure Technologies, Inc.	180.0
Cutera, Inc.	162.7
Endologix, Inc.	156.5
Median	346.6
CryoLife’s 2020 Revenues	253.2

(1)	Latest FYE revenue, in millions, at the time the peer group was developed.

The Committee believed that the pay practices of these companies provided a useful reference point for pay and performance comparisons at CryoLife, especially considering CryoLife’s anticipated growth.

The following survey sources were used in the 2019 Study:

●    Willis Towers Watson US General Industry Executive Compensation Survey;

●    Mercer General Industry Executive Compensation Survey; and

●    Radford Global Life Sciences Survey.

The peer companies were recommended by Willis Towers Watson and considered and approved by the Committee. In approving the peer group, the Committee considered the fact that each company is (or was at the time) publicly-traded, operates in a similar industry, is similar in size, scope, and complexity, and is reasonably representative of our pool for executive officer talent, although CryoLife routinely recruits from larger companies. The Committee also concluded that the companies are (or were at the time) within a reasonable range of CryoLife’s historical, current, or projected revenues. Nonetheless, the Committee reviews and considers changes to the peer group and survey sources in connection with each year’s study. It does so to ensure that the peer group and survey sources continue to reflect appropriate reference points for CryoLife.

2020 COMPENSATION COMPONENTS

The primary components of CryoLife’s executive officer compensation program are base salary, short-term incentives, and long-term incentives. CryoLife also provides executive officers with tax-deferred savings opportunities, participation in Company-wide benefits programs, and limited perquisites.

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2020 Base Salary

The Committee generally reviews base salary levels each February as part of its overall review and approval of the executive officer compensation program. Based on its review in late 2019 and early 2020, the Committee determined it was appropriate to increase NEOs’ base salaries from 3.0% to 4.0% above 2019 levels.

Comparison of 2019 and 2020 Base Salaries does not include mid-year adjustments
Executive Officer	2019 ($)	2020 ($)	Increase (%)
Mackin	686,000	706,600	3.0
Lee	433,543	450,885	4.0
Holloway	360,124	374,529	4.0
Davis	347,583	358,010	3.0
Simpson	335,000	345,050	3.0

Analysis

The 2019 Study showed that the base salaries for our NEOs were within a competitive range of 96-107% of the median for similarly situated employees at companies in the Company’s peer group. Based on input from management and in consultation with Willis Towers Watson, the Committee approved merit increases for 2020 for all executive officers, ranging from 3.0% to 4.0%, with the exception of executive officers whose employment responsibilities or job title had changed between 2019 and 2020. NEO 2019 salary increases ranged from 3.0% to 4.0%. In approving salary increases for NEOs, the Committee considered current market positioning, both individual and Company performance during 2019, and the Company’s budget for salary increases generally for all employees.

Mid-Year Changes

In March 2020, the Committee began considering compensation changes to preserve cash and align executive officers’ interests with those of stockholders until the effects of the COVID-19 pandemic on the Company’s business could be better understood. In March and April 2020, the Board, through its committees, authorized two adjustments to executive officers’ 2020 base salaries, including the salaries of our NEOs.

First, from March 29, 2020 to October 25, 2020, the Committee rescinded previously implemented 2020 merit increases to executive officer base salaries. For this period, executive officer base salaries were reduced to the 2019 base salary levels as reflected in the chart above for our NEOs.

Second, in April 2020, the Committee reduced by 25% each executive officer’s base salary from April 27, 2020 to October 26, 2020. On April 27, 2020, the total amount of each officer’s reduction over this period was converted to phantom stock, using the grant date fair value of CryoLife common stock on that date, which was $22.38. The phantom stock carried the economic equivalent of one share of CryoLife common stock, subject to certain limitations. On or about April 27, 2021 each officer will receive the April 27, 2021 fair market value of their phantom stock in cash, subject to a minimum payout of 100% of the base salary reduction and a maximum payout of 115% of the base salary reduction.

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The original 2020 base salary of the NEOs, as well as the actual 2020 base salary as adjusted for the suspension of the 2020 merit increase and the 25% reduction of 2020 base salary that was converted to phantom stock, is reflected in the chart below:

Executive Officer	Original 2020 Base Salary ($)	Actual 2020 Base Salary(1) ($)
Mackin	706,600	605,796
Lee	450,885	384,019
Holloway	374,529	318,987
Davis	358,010	306,942
Simpson	345,050	295,831

(1) Note, 100% of the base salary reduction that was replaced with phantom stock will be paid out on April 27, 2021, along with an anticipated additional percentage from 0-15% reflecting the increase, if any, in the CryoLife stock price from April 27, 2020 to April 27, 2021.

2020 Short-Term Incentives – the 2020 Cash Bonus Plan

The Committee approved the 2020 short-term incentive program (the “2020 Cash Bonus Plan”) in February 2020. The 2020 Cash Bonus Plan provided for the same performance metrics (adjusted for projected changes in 2020 levels of revenue and adjusted net income) and substantially the same design as the 2019 program, with unchanged target short-term incentive opportunities (as a percentage of base pay) from the 2019 program for the NEOs. The target short-term incentive opportunity for the CEO, the Executive Vice President/COO/CFO, and the Senior Vice Presidents remained at 100%, 60%, and 50%, respectively, of base salary. The Committee set these opportunities to be market competitive.

Analysis – Program Design

The chart below shows the performance metrics set for the 2020 Cash Bonus Plan as established in February 2020:

2020 Performance Goals
Performance Measure	Weight (%)	Threshold ($)	Target ($)	Benchmark ($)
Revenue	50	282,457,000	297,323,000	321,109,000
Adjusted Net Income	50	46,990,000	55,282,000	66,338,000
The final payout can be increased or decreased, up to 20%, based on an individual executive officer’s performance. The final payout cannot exceed 200% of target payout.

See Appendix A to this Proxy Statement for further details regarding the revenue and adjusted net income performance measure and the reconciliation of that measure to net income as reported for purposes of U.S. GAAP.

The Committee believed that the performance metrics of revenue and adjusted net income used in the 2019 short-term incentive program would continue to motivate executive officers to achieve significant growth in 2020 revenues and adjusted net income, as well as provide appropriate retention incentives. As a result, the Committee approved the same revenue and adjusted net income metrics (as adjusted for 2020 projections) that it used in the 2019 cash bonus plan.

The Committee believed that the 2020 threshold and target performance levels for revenue and adjusted net income were challenging. The 2020 revenue target performance level was within the range of 2020 product and service revenue guidance publicly announced by CryoLife.

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For the 2020 Cash Bonus Plan, the performance metrics were updated from 2019, with a 100% payout for performance at target levels, a 200% total cap on payout, and the following additional primary features:

●	Revenues (50% of payout):
o	Under Threshold – less than 95% of target performance (0% payout);
o	Threshold – 95% of target performance (60% payout);
o	Benchmark – 108% of target performance (214% payout);
o	Over Benchmark – prorated along a sliding scale, with no cap on the payouts related to this individual metric (other than the overall cap on the cash bonus).

●	Adjusted net income (50% of payout):
o	Under Threshold – less than 85% of target performance (0% payout);
o	Threshold – 85% of target performance (60% payout);
o	Benchmark – 120% of target performance (200% payout);
o	Over Benchmark – prorated along a sliding scale, with no cap on the payouts related to this individual metric (other than the overall cap on the cash bonus).

●

Each individual executive officer’s short-term incentive can then be increased or decreased by up to 20% based on the executive officer’s personal performance, subject to an overall total cap on payout for the short-term incentive of 200% of target.

The performance metrics required for payout are challenging in order to focus executive officers on achieving business performance goals that are aligned with business plans and communicated guidance and that further stockholder value creation.

In arriving at its decision to approve the 2020 Cash Bonus Plan design, metrics, and goals in February 2020, the Committee took into consideration the following:

●	The Committee’s belief that the core plan design and its pay-for-performance orientation achieved the objectives of the Committee’s Compensation Philosophy;

●

The Committee’s belief that revenue and adjusted net income are key to incentivizing executive officers to achieve Company performance that will further the Company’s strategic business plan and ultimately deliver value to stockholders, without encouraging excessive risk taking by executive officers;

●	The plan’s similarity to the short-term incentive plans of the Company’s peer group companies;

●	CryoLife’s 2019 performance, and whether any changes to performance metrics were required to achieve 2020 business goals; and

●	Recent historical payout levels that the Committee believed indicated that performance goals over the last few years had been set at reasonably challenging levels.

The Committee sets short-term incentive opportunities, in conjunction with a review of base salaries, as part of executive officers’ overall target total cash compensation. The Committee decided to use for 2020 both performance metrics of the 2019 short-term incentive program, revenue and adjusted net income, believing that such metrics would continue to motivate executive officers to achieve financial measures core to stockholder value creation. For 2020, the Committee also used the same weights applicable to each of these metrics at 50% in 2019. The Committee also believed using a personal performance metric modifier of the overall bonus would better reflect the Committee’s intent to align pay with performance. Overall, the Committee believed the 2020 Cash Bonus Plan was appropriately incentivizing given the executive officers’ roles and authority with CryoLife, and that the size of the incentives was appropriate based on the 2020 Peer Group Information and internal pay equity considerations.

Analysis – Plan Payout

The 2020 Cash Bonus Plan payouts in early 2021 were not based on actual financial performance results of CryoLife relative to the pre-determined goals, neither of which met the threshold for any payout under the original plan, due to the impact of the COVID-19 pandemic on the Company’s performance. Instead, the Committee adjusted the payouts under the 2020 Cash Bonus Plan after considering the following factors:

●

The challenge in precisely adjusting to account for the impact of the COVID-19 pandemic on the Company’s financial performance; however, there were certain business trends indicating that performance likely would have been at target, or very near target, levels in the absence of the pandemic;

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●

The exceptional performance by executive officers in managing through the COVID-19 pandemic, specifically, but not limited to, the areas of employee communication and safety, production capacity, supply chain continuity, and liquidity;

●	Significant achievements in the progress of key clinical trials and regulatory submissions during the COVID-19 pandemic;

●	The Company’s fourth quarter revenue performance, notwithstanding the resurgence of the COVID-19 pandemic;

●	The percentage of target cash bonuses paid by other public companies, particularly those in the Company’s industry;

●	The desire to retain key executive officers and motivate them towards achievable performance goals that are aligned with the long-term success of the Company, and, therefore, stockholders;

●	The overall efforts of the executive officers to position the Company for continued and enhanced success post COVID-19; and

●	The Company’s desire to maintain overall compensation packages that are competitive to those of peers in the industry.

In mid-2020, the Committee began to consider informal guidelines it would take into account when making adjustments, after the Committee determined not to formally adjust the existing 2020 Cash Bonus Plan or its metrics due to the continued uncertainty and unpredictability of the COVID-19 pandemic on the Company’s business performance. These informal guidelines, which were discussed with management and the Committee’s independent compensation consultant throughout the year, included: the elimination of 25% of the potential bonus payout at target; the allocation of 50% of the potential bonus payout at target to a list of discrete, non-financial strategic goals; and the allocation of 25% of the potential bonus payout at target to fourth quarter 2020 revenue performance. The Committee shared these informal guidelines with management throughout 2020 to drive and incent their performance towards strategic initiatives the Committee believed would best serve the Company, including guiding the Company through the COVID-19 pandemic and positioning the Company for success after the pandemic subsided. The Committee considered the discrete, non-financial goals to have been fully met, but the fourth quarter 2020 revenue goals to not be fully achieved due to a resurgence in the impact of the COVID-19 pandemic in key markets. This, along with the other factors listed above, informed and supported their decision to payout the 2020 cash bonus at 62.5% of target. This funding level is the lowest funding of this executive compensation program in the last decade.

The Committee considered the final adjustment to be reasonable and appropriate in light of the Company’s achievements towards the informal guidelines, as well as the Company’s successful efforts towards achieving key Company objectives, notwithstanding the COVID-19 pandemic, mitigating the impact of the COVID-19 pandemic on the Company during 2020, positioning the Company for growth after the impact of the COVID-19 pandemic on the Company’s business subsides, and the resulting total compensation for executive officers.

Based on the continued impact of the COVID-19 pandemic on the Company, as well as on recommendations from the CEO, the Committee determined not to modify any individual executive officer’s cash bonus payout pursuant to an individual performance multiplier. The final 2020 Cash Bonus Plan payouts for each NEO (other than the CEO) were approved by the Compensation Committee after certification of 2020 performance metrics (both the financial metrics as well as the strategic goals) and adjusted payouts.

Mr. Mackin’s 2020 Cash Bonus Plan payout in early 2021 was also based on the same considerations. The Board of Directors reviewed Mr. Mackin’s individual performance relative to his individual goals for 2020 and, after receiving the Compensation Committee certification of the 2020 performance metrics and adjusted payouts, and the recommendation of the Compensation Committee, approved his bonus payout at the amount below.

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The following tables show the performance results for the original 2020 performance metrics, the original payout, and the adjusted payout of short-term incentive paid to each NEO:

2020 Annual Incentive Program (Cash Bonus Plan) as established February 2020 (prior to February 2021 adjustment) Actual vs. Target Performance
Performance Measure	Weight (%)	Actual Performance ($)	Target Performance ($)	Performance % of Target (%)	Payout % of Target (%)
Revenue	50	253,227,000	297,323,000	85.2	0
Adjusted Net Income	50	46,935,000	55,282,000	84.9	0
The final payout can be increased or decreased, up to 20%, based on an individual executive officer’s performance. The final payout cannot exceed 200% of target payout.

2020 Annual Incentive Program (Cash Bonus Plan) as adjusted February 2021 and as actually paid out Actual(1) vs. Target Payout
Executive Officer	Actual Payout ($)	Target Payout ($)	Payout % of Target (%)
Mackin	441,625	706,600	62.5
Lee	169,082	270,531	62.5
Holloway	117,040	187,265	62.5
Davis	111,878	179,005	62.5
Simpson	107,828	172,525	62.5

These tables show how the 2020 Cash Bonus Program’s actual payouts effectively aligned performance and compensation. While the Company’s below-target performance with respect to revenue and adjusted net income both yielded a below-target payout at 0% for the portion of the bonus payout attributable to that metric, the Committee determined that, due to the impact of the COVID-19 pandemic on the Company’s performance, these metrics no longer appropriately represented an alignment of performance and compensation, nor did they reflect factors over which the executive officers had control or effective influence. Instead, the Committee considered performance factors it determined more appropriate to the actual challenges facing the Company during the pandemic, and over which, even during the COVID-19 pandemic, the executive officers had control and influence. Upon considering the NEOs’ performance against those factors, the Committee determined that the overall cash bonus should payout at 62.5% of target, with no adjustments for personal performance for any officer.

Many non-officer Company employees also receive cash bonuses, and for 2020, they also were funded at the same level as the executive officers’ cash bonuses – 62.5% to target.

As the payout was not tied to the performance under the originally established metrics listed above, the entire payout is now properly attributable to the Bonus column of the Summary Compensation Table, rather than the Non-Equity Incentive Plan column. See Summary Compensation Table beginning on page 42.

2020 Long-Term Incentives – Annual Equity

Based on input from management and in consultation with Willis Towers Watson, the Committee considered the Annual Long-Term Incentive Program and determined to continue in the design of the 2020 program the 2019 program’s mix of equity awards as an equal one-third allocation of total value among stock options, restricted stock, and performance stock units. This mix may be altered for executive officers located outside of the United States to accommodate local tax issues.

The Committee determined that the estimated grant date fair value of the awards under the Annual Long-Term Incentive Program in 2020 would be established at these levels to remain market competitive, as reflected in the 2019 Study, based on the anticipated growth of the Company, as well as the continued increase in the complexity of the Company’s business following the acquisition of JOTEC AG and the Company’s growth in international markets.

To determine the number of options, shares of restricted stock, and target performance stock units to be granted, the Committee directed management to determine the numbers of shares of restricted stock and target performance

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stock units using the closing share price of the Company’s stock on the grant date, and to also determine the number of stock options using the estimated fair value of the options as of the same date. Grants generally were made on the first permissible trading day following the Committee’s approval of such awards. In this instance, grant values approved by the Committee were converted to shares using a stock price of $26.24, the closing price on February 19, 2020, the date the grants were made.

See Appendix A for further details regarding the adjusted EBITDA measure and the reconciliation of that measure to CryoLife’s 2019 net income as reported under U.S. GAAP. For 2020, the performance stock units are subject to a single performance measure, adjusted EBITDA, as further described under Analysis, below.

The following table provides the 2020 equity awarded through the Annual Long-Term Incentive Program to the NEOs as approved by the Committee:

2020 Annual Equity Grant Level
Executive Officer	Perf. Stock Units(1) (#)	Stock Options(2) (#)	Restricted Stock(3) (#)
Mackin	28,415	86,296	28,415
Lee	6,987	21,219	6,987
Holloway	5,589	16,975	5,589
Davis	5,335	16,204	5,335
Simpson	5,081	15,432	5,081

(1) Reflects the target performance stock unit award level. The actual number of shares earned under the performance stock units was not based on performance to target adjusted EBITDA, which was the performance metric under the grant agreements, but instead on other performance factors the Committee believed more appropriate due to the impact of the COVID-19 pandemic on the Company’s performance. Actual earned shares vest 50% on the first anniversary of the award date or the first available date after the Committee certifies the prior year’s financial metric results, whichever is later (this was February 19, 2021 the first anniversary of the award date); 25% on the second anniversary of the award date; and 25% on the third anniversary of the award date.

(2) Stock options vest 1/3 per year beginning on the first anniversary of the grant date.

(3) Restricted stock cliff vests on the third anniversary of the grant date.

Analysis – Program Design

In approving the 2020 long term incentive grant values awarded through the Annual Long-Term Incentive Plan, in February 2020, the Committee considered the following factors:

●	Updated market competitiveness analysis by the independent compensation consultant;

●	Increased size, geographic scope, and business complexity of the Company following integration of JOTEC AG and planned expansion into Asia and Latin America;

●	2019 personal and Company performance;

●	The Committee’s continued desire to have an even mix of value among stock options, restricted stock, and performance stock units for the annual awards;

●	The compensation program’s design, which emphasizes pay-for-performance and aligns executive officer performance (and resulting compensation) with stockholder interests;

●	Performance and retention incentives achieved through the use of annual equity grants; and

●	The parameters of the 2009 ECIP and the availability of shares under CryoLife’s stockholder-approved equity plans.

The Committee determined vesting schedules in consultation with Willis Towers Watson and management and believed that such vesting provided the appropriate long-term incentive and retention for executive officers’ continued employment. All annual long-term incentive (time-based) awards vest over a three-year period. For performance share units (“PSU”s), while the Committee considered other metrics, it determined that the single adjusted EBITDA metric is a reasonable and sufficient proxy for CryoLife’s overall performance that allows for adjustments to eliminate items that might provide improper incentives or items over which executive officers have little or no control. The Committee also believed that the adjusted EBITDA threshold and target performance levels were challenging. The 2020 adjusted EBITDA

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calculation methodology was consistent with the methodology used in 2019. See Appendix A for further details regarding the adjusted EBITDA measure and the reconciliation of that measure to the relevant U.S. GAAP measures.

Analysis – Plan Payout – PSUs Earned

In arriving at its decision in February 2021 to certify the PSUs earned by NEOs, the Committee took into consideration the Company’s actual performance results relative to the original performance goals. The following table presents the threshold, target, and maximum adjusted EBITDA performance levels associated with threshold, target, and maximum award opportunities, which fall on the sliding scale for the 2020 PSU annual award grants. The table also provides the actual performance level for 2020, as certified by the Committee, together with the associated level of shares that were earned.

2020 Performance Stock Units – Annual Award
as established February 2020 (prior to February 2021 adjustment)
Actual vs. Threshold/Target/Maximum Performance

Performance Measure	Threshold Performance	Target Performance	Maximum Performance	Actual Performance	Performance % of Target (%)	Payout % of Target (%)
Adjusted EBITDA	$ 53,989,000	$ 63,517,000	$ 73,045,000	53,883,000	84.8	0

See Appendix A for further details regarding the adjusted EBITDA performance measure and the reconciliation of that measure to net income as reported for purposes of U.S. GAAP.

The annual performance stock units are earned based on a sliding scale, which list several points of payout against performance as shown in the chart below.

EBITDA (100% of shares)
Performance (% of Target)	Payout (% of Target)
<85.0	0
85.0	60.0
88.0	68.0
91.0	76.0
94.0	84.0
97.0	92.0
100.0	100.0
103.0	110.0
106.0	120.0
109.0	130.0
112.0	140.0
115.0	150.0

The 2020 Performance Share Award certification by the Committee in February 2021 for payout of shares was not based on actual financial performance results of CryoLife relative to Adjusted EBITDA, which performance did not meet the threshold for any payout under the original plan due to the impact on the Company’s performance to that metric by the COVID-19 pandemic. Instead, the Committee adjusted the payouts under the 2020 Performance Share Award after considering the following factors:

●

The challenge in precisely adjusting to account for the impact of the COVID-19 pandemic on the Company’s financial performance; however, there were certain business trends indicating that performance likely would have been at, or very near, target levels in the absence of the pandemic;

●

The exceptional performance by executive officers in managing through the COVID-19 pandemic, specifically, but not limited to, the areas of employee communication and safety, production capacity, supply chain continuity, and liquidity;

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●	Significant achievements in the progress of key clinical trials and regulatory submissions during the COVID-19 pandemic;

●	The successful efforts by executive officers to successfully lead clinical trials and regulatory submissions during the COVID-19 pandemic;

●	The Company’s fourth quarter revenue performance, notwithstanding the resurgence of the COVID-19 pandemic;

●	The Company’s desire to maintain overall compensation packages that are competitive to peers in the industry;

●	The use of equity-based compensation by other public companies during the COVID-19 pandemic, particularly those in the Company’s industry;

●	The desire to retain key executive officers and motivate them towards achievable performance goals that are aligned with the long-term success of the Company, and, therefore, stockholders;

●	The overall efforts of the executive officer team to position the Company for continued and enhanced success post-COVID-19;

●	The Company’s desire to maintain overall compensation packages that are competitive to those of peers in the industry; and

●

The preferred use of equity, a compensation vehicle that best aligns executive officer and stockholder interests, to make up for shortfalls in cash bonus for high achieving executive officers, and the recent decision to award only a 62.5% to target payout of the 2020 Cash Bonus.

Although the total number of performance stock units earned based on the results under the Adjusted EBITDA performance metric during the 2020 year was 0% of target payout, with the authority provided the Committee under the 2009 ECIP and pursuant to the terms of the annual performance stock award grants made in 2020, the Committee adjusted the total number of performance stock units to be paid out to 100% of target payout. Thereafter, the awards will vest based on the executive officer’s continued service: 50% of the shares earned vested on February 19, 2021 (following the Committee’s certification of the adjusted payout of shares under the performance metric); 25% of the shares earned will vest on February 19, 2022; and the remaining 25% of the shares earned will vest on February 19, 2023, assuming the executive officer continues to be employed by the Company on those dates and the Committee takes no action to waive the employment requirement.

Annual Target Total Direct Compensation

The Committee believed that the blend of annual salary, cash bonus, stock options, restricted stock, and PSUs appropriately achieved the performance, stockholder alignment, and retention objectives of CryoLife’s compensation program. The Committee believes that the use of multiple award types is a common practice among industry peers and that the use of PSUs creates an even stronger alignment between pay and performance. The Committee believes that, in addition to incenting long-term performance, annual equity awards encourage continuous performance and retention by reflecting metric success (and changes in the stock price) year over year.

The Committee used a value-based approach, rather than number of shares, to determine the size of 2020 annual equity grants, as it believed that such an approach more accurately matched the intended value of the equity and intended compensation. The Committee applied vesting schedules for the 2020 equity awards that it believes provided the appropriate annual long-term incentive to retain executive officers.

In determining the individual components of the executive officers’ 2020 annual compensation (i.e., salary, target short-term incentive, and annual long-term incentive), the Committee evaluated the resulting target annual total direct compensation against market benchmarks, as set forth below, accounting for the Committee’s desire to have target

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annual total direct compensation generally within a competitive range of the Company’s peer group median. The following table summarizes the NEOs’ 2020 target annual total direct compensation, the peer group median, and the primary rationale for each NEO’s compensation at the level shown:

Executive Officer	2020 Target Total Direct Compensation Opportunity(1) ($)	Peer Median(2) ($)	Primary Rationale(3)
Mackin	3,650,000	3,455,000	Within a competitive range of the 50th percentile
Lee	1,271,416	1,245,000	Within a competitive range of the 50th percentile
Holloway	1,001,794	1,000,000	Within a competitive range of the 50th percentile
Davis	957,015	915,000	Within a competitive range of the 50th percentile
Simpson	917,575	905,000	Within a competitive range of the 50th percentile

(1) Equity grant value based on a grant date closing stock price of $26.24 for restricted stock and performance stock units (Annual), and a grant date Black-Scholes Option Value of $8.64. Performance stock units are included at target award levels/values.

(2) Based on data provided by Willis Towers Watson in the 2019 Study.

(3) Competitive range for CEO, CFO, and SVPs total direct compensation is within 80-120% of the peer group 50th percentile; the NEO’s actual compensation fell within 7% of the peer group 50th percentile. Willis Towers Watson provided guidance for compensation for Mr. Mackin, Mr. Lee, Ms. Holloway, Mr. Davis, and Mr. Simpson in the 2019 Study.

Equity and Cash Incentive Plans

In May 2015, the stockholders approved certain amendments to the 2009 Equity and Cash Incentive Plan (the “2009 ECIP”) that were recommended by the Board of Directors based on management’s recommendation and in consultation with Willis Towers Watson. The 2015 amendments included new provisions for cash-based incentive payments that were intended to comply with the requirements to be “qualified performance-based compensation” under Section 162(m). In May 2016, the stockholders approved certain further amendments to the 2009 ECIP that were also recommended by the Board of Directors based on management’s recommendation and in consultation with Willis Towers Watson. The 2016 amendments included a separate, lower cap for awards to individual non-employee directors and a higher annual cap for awards to individual employees. In May 2018, the stockholders approved a proposal for authorization of an additional 1.9 million shares for the 2009 ECIP, which were registered in February 2019. The 2009 ECIP expires May 21, 2021.

At the 2020 Annual Meeting, the stockholders approved a new Equity and Cash Incentive Plan (the “2020 ECIP”) and 2,675,000 shares of initial funding. All compensation delivered for work or performance in 2020 was issued under the 2009 ECIP, not the 2020 ECIP.

2020 Deferred Compensation

The CryoLife, Inc. Executive Deferred Compensation Plan allows certain key employees of CryoLife, including the NEOs, to defer receipt of up to 75% of each of their salaries, commissions, and/or the cash portion of any bonus awarded pursuant to the short-term executive officer incentive plan. The plan’s administrative committee, subject to ratification and approval of the Committee, establishes the maximum and minimum percentages of bonus awards that plan participants may defer in each plan year. For 2020, these percentages were from 0 to 75% for each of base salary and commissions and 0% of the annual cash bonus. Because this plan provides for tax-deferred growth of deferred compensation, it is a tool the Company uses to attract and retain executive officer-level talent.

2020 Perquisites

It is CryoLife’s policy not to provide perquisites to its executive officers without prior approval of the Committee. To the extent that perquisites are incidental to a business-related expense, such as personal use of a business club, the NEOs are generally required to reimburse CryoLife for any incremental cost of such personal benefit. Other than these incidental personal benefits, none of our NEOs receive any perquisites that are not also provided on a non-

CRYOLIFE, INC. | 2021 Proxy Statement

discriminatory basis to all full-time employees, except for Mr. Mackin, whose compensation is discussed at Employment, Separation and Release, and Change of Control Agreements below, and except for supplemental disability insurance and airline club memberships provided to certain of the NEOs. In keeping with CryoLife’s practice with respect to all full-time employees, NEOs are also eligible to receive certain one-time benefits upon achieving employment milestones, including receiving $5,000 upon reaching 15 years of service with CryoLife and $10,000 upon reaching 20 and 25 years of service with CryoLife.

EMPLOYMENT, SEPARATION AND RELEASE, AND CHANGE OF CONTROL AGREEMENTS

Employment Agreement with J. Patrick Mackin

In July 2014, the Board of Directors appointed Mr. Mackin as President and CEO effective September 3, 2014, and CryoLife and Mr. Mackin entered into an employment agreement (the “Mackin Agreement”). The Mackin Agreement addresses Mr. Mackin’s role and responsibilities as our President and Chief Executive Officer, his rights to compensation and benefits during active employment, and his termination benefits. The Board of Directors determined that it was appropriate to provide Mr. Mackin with an employment agreement due to the Company’s desire to attract and retain high-performing individuals for this role.

The material terms of the Mackin Agreement and his potential termination payments are further described and quantified at Potential Payments Upon Termination or Change of Control – J. Patrick Mackin beginning on page 52.

Employment Agreements with Other Named Executive Officers

CryoLife is not party to employment agreements with Messrs. Lee, Davis, or Simpson or with Ms. Holloway that provide any guarantee of employment. They are at-will employees.

Change of Control Agreements with Other Named Executive Officers

On November 21, 2016, CryoLife entered into change of control agreements with Mr. Lee, Ms. Holloway, and Mr. Davis. Mr. Mackin’s change of control arrangements are set forth in the Mackin Agreement. The change of control agreements, which automatically renew absent Company action, generally, provide that the Company will pay a severance payment if the NEO is terminated by the Company without cause or terminates his or her own employment for good reason during a period extending from six months before to two years after a change of control of CryoLife. This is a “double-trigger” provision that requires not only a change of control of CryoLife but also an employment action before payments are required pursuant to the agreements. The Committee approved termination payments under the agreements for NEOs based on their officer status and ability to influence decisions regarding whether or not a change of control transaction should be pursued, with Mr. Lee receiving a payment of 2 times base salary and cash bonus plus healthcare coverage and Ms. Holloway and Mr. Davis receiving 1.5 times base salary and cash bonus plus healthcare coverage.

ADDITIONAL POLICIES AND PRACTICES

Clawback Policy

CryoLife has a standalone Clawback Policy that requires the Company to recover excess incentive compensation – in cash bonus or equity form – that was paid to any current or former officer during the three fiscal years prior to a material accounting restatement of the Company’s financial statements as a result of noncompliance with any financial reporting requirement under federal securities law, unless the Committee determines that the cost of recovery exceeds the amount to be recovered. The Clawback Policy does not require fault or negligence on the part of the officer for the clawback to occur.

Additionally, Mr. Mackin, under the Mackin agreement, also must repay any portion of severance payments he has received from the Company if he fails to comply with certain post-employment protective covenants.

CRYOLIFE, INC. | 2021 Proxy Statement

Stock Ownership Guidelines

CryoLife maintains stock ownership guidelines for executive officers that have been recommended and approved by the Committee, along with the Corporate Governance Committee, and approved by the Board of Directors. The current stock ownership guidelines were adopted in November 2015 and require the following stock ownership requirements:

a.    Section 16 Officers: Each Section 16 officer of the Company shall continuously hold a value of the Company’s common stock equal to the value of a multiple of that officer’s then-current base pay at CryoLife. The multiples applicable to such officers are as follows:

i.	Chief Executive Officer & President: 4 times base pay;
ii.	Executive Vice Presidents and Senior Vice Presidents: 2 times base pay; and
iii.	All other Section 16 officers: 1 times base pay.

b.    Retention requirements: Each Section 16 Officer who has not yet acquired ownership of the required value of common stock set forth above must retain at least 50% of the net number of shares acquired upon the exercise of any employee stock option or the vesting of any performance shares, restricted stock, or restricted stock units (the net number of shares acquired shall be the number of shares remaining after shares are tendered, sold, or netted to pay any applicable exercise price and withholding taxes).

c.    Waivers: The Chairs of the Committee and the Corporate Governance Committee shall have the authority to grant waivers from these stock ownership requirements in compelling circumstances such as undue hardship.

d.     Qualifying shares: For purposes of satisfying these stock ownership requirements, the following shall be included: shares owned directly or indirectly (1) through a stock purchase plan sponsored by the Company; (2) by the person’s spouse; (3) in a revocable trust of which the person or the person’s spouse is the trustee; (4) any other shares related to or underlying vested or unvested restricted stock awards and performance share awards (after performance metric has been certified); or (5) vested restricted stock units and vested PSUs (at actual, earned levels and only if and to the extent that any applicable performance criteria have been satisfied). It shall not include shares held through any other form of indirect beneficial ownership or shares underlying unexercised options or unvested PSUs whose performance metric requirements were not met.

These guidelines became effective for all currently employed NEOs on November 17, 2015. As of March 10, 2021, all of our NEOs are in compliance with the guidelines.

Anti-Hedging Policy

All CryoLife employees, including NEOs, are expressly prohibited in the CryoLife, Inc. Insider Trading Policy and Guidelines with Respect to Certain Transactions in Securities (the “Insider Trading Policy”), which is available for review at http://investors.cryolife.com/corporate-governance/cryolifes-code-conduct, from derivative securities or hedging transactions with respect to the Company’s securities. Specifically, NEOs are prohibited from engaging in transactions in publicly-traded options, such as puts and calls, and other derivative securities with respect to the Company’s securities. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding Company securities, including but not limited to prepaid variable contracts, equity swaps, collars, and exchange funds. Stock options, stock appreciation rights, and other securities issued pursuant to Company benefit plans or other compensatory arrangements with the Company are not subject to this prohibition.

Furthermore, both short sales, which are the sale of a security that must be borrowed to make delivery, and “selling short against the box,” which is transacting a sale with a delayed delivery, are prohibited with respect to Company securities under the Insider Trading Policy and NEOs may not engage in such transactions.

Equity Grants/Inside Information

The Committee generally adheres to a policy of the Company not making equity grants at times when insiders, which includes members of the Committee, are in possession of material, non-public information, including during regular financial blackout periods. If the Committee approves the grant of equity at such times, it is the Committee’s general policy to delay the grant and pricing of the option and/or issuance of the awarded equity until two full trading days after the public dissemination of all such material, non-public information.

CRYOLIFE, INC. | 2021 Proxy Statement

TAX IMPACT OF COMPENSATION DECISIONS

Section 162(m)

During the 2017 fiscal year, Section 162(m) generally limited to $1 million the compensation, other than certain “performance-based” compensation, that CryoLife may deduct for federal income tax purposes with respect to the compensation of each of our “covered employees,” which for 2017 included the chief executive officer, the chief financial officer, and the other 2017 NEOs. Beginning in 2018, Section 162(m) no longer contained an exception for “performance-based” compensation for arrangements that are not considered “grandfathered.” Therefore, Section 162(m) was not a factor in the Committee’s compensation decisions for 2020 although the Committee continues to believe it is appropriate to employ performance-based compensation, although it does not believe it necessary or beneficial to adhere strictly to the restrictions in place for “performance-based” compensation as the term is defined in Section 162(m). The Committee makes appropriate compensation decisions regardless of whether or not a form or amount of compensation is tax deductible to the Company.

Section 409A

Since Section 409A of the Internal Revenue Code, which deals with deferred compensation arrangements, was enacted, the Committee’s policy has been to structure all executive officer compensation arrangements to comply, to the extent feasible, with the provisions of Section 409A so that executive officers do not have to pay additional tax and CryoLife does not incur additional withholding obligations. The Committee intends to continue this practice.

FORWARD-LOOKING STATEMENTS

Statements made in this Proxy Statement that look forward in time or that express management’s beliefs, expectations, or hopes are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the views of management at the time such statements are made and are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations. These statements include those regarding future plans and intentions of the Committee and/or Board of Directors related to compensation decisions, and expectations that certain performance targets for management are achievable. These future events may not occur as and when expected, if at all, and, together with the Company’s business, are subject to various risks and uncertainties. Along with risks specific to our business, management’s ability to attain certain performance targets is subject to risks affecting the economy generally and other factors that are beyond our control. For additional risks impacting the Company’s business, see the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 at page 26. The Company does not undertake to update its forward-looking statements.

REPORT OF THE COMPENSATION COMMITTEE

The Committee reviewed and discussed the Compensation Discussion and Analysis with management. In reliance on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion & Analysis be included in CryoLife’s 2021 Proxy Statement on Schedule 14A, for filing with the SEC.

Compensation Committee

DANIEL J. BEVEVINO, CHAIR
THOMAS F. ACKERMAN
RONALD D. MCCALL

CRYOLIFE, INC. | 2021 Proxy Statement

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth information with respect to each of the named executive officers — Mr. Mackin, our Chief Executive Officer; Mr. Lee, our Chief Financial Officer; and Ms. Holloway and Messrs. Davis and Simpson, who were the three most highly compensated of the other executive officers of CryoLife employed at the end of fiscal 2020.

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compen- sation(6) ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
J. Patrick Mackin, Chairman, President and Chief Executive Officer	2020	605,796	441,625	1,577,937	745,597	—	—	44,503	3,415,458
	2019	688,638	—	4,418,677	709,328	596,985	—	39,913	6,453,541
	2018	660,000	132,000	1,272,140	633,654	494,040	—	39,336	3,231,170
D. Ashley Lee Executive Vice President, Chief Operating Officer, and Chief Financial Officer	2020	384,019	169,082	421,465	183,332	—	—	25,976	1,183,874
	2019	435,210	22,637	849,989	174,998	226,372	—	28,442	1,737,648
	2018	418,900	50,266	366,652	183,329	188,131	—	54,392	1,261,670
Jean F. Holloway, Senior Vice President, General Counsel, Corporate Secretary, and Chief Compliance Officer	2020	318,987	117,040	338,820	146,664	—	—	40,231	961,742
	2019	361,509	15,670	693,356	146,667	156,697	—	17,166	1,391,065
	2018	346,300	34,627	320,017	159,991	129,601	—	41,405	1,031,941
John E. Davis, Senior Vice President, Global Sales and Marketing	2020	306,942	111,878	323,906	140,003	—	—	17,572	900,301
	2019	348,919	—	693,639	146,667	151,240	—	14,726	1,355,191
	2018	334,200	33,421	266,660	133,326	125,088	—	30,674	923,369
Michael S. Simpson, Senior Vice President, Regulatory Affairs and Quality Assurance	2020	295,831	107,828	308,992	133,332	—	—	16,454	862,437
	2019	336,289	75,000	666,639	133,339	145,765	—	14,161	1,371,193

(1)

For 2020, the amount represents the base salary as approved in February 2020 and later reduced to 2019 base salary levels for a seven-month period and again by 25% for a six-month period (which was replaced by phantom stock).

(2)

For 2020, amounts represent the entire annual award paid pursuant to the applicable short-term incentive plan and the 2009 ECIP. For 2018 and 2019, amounts represent personal performance component of the annual award paid pursuant to the applicable short-term incentive plan for each year and the 2009 ECIP. Amounts include all additional or discretionary cash bonuses paid during the applicable year, if any.

(3)

Amount reflects the aggregate grant date fair value of restricted stock and performance stock unit awards as calculated in accordance with FASB ASC Topic 718, disregarding the estimate of forfeitures. This amount also reflects the probable earned shares, which we believe will be at target. See Notes 1 and 17 of the Notes to Consolidated Financial Statements filed with CryoLife’s Annual Report on Form 10-K for the year ended December 31, 2020, for assumptions we used in valuing these awards. If the 2020 performance-based shares were awarded at maximum payouts, it would change the stock awards to the following amounts: for Mr. Mackin $1,950,742; for Mr. Lee $513,134; for Ms. Holloway $412,147; for Mr. Davis $393,901; and for Mr. Simpson $375,654. This amount also includes the phantom equity described above at grant date fair value of liability-based awards as calculated in accordance with FASB ASC Topic 718.

(4)

Amount reflects the aggregate grant date fair value of stock option awards as calculated in accordance with FASB ASC Topic 718, disregarding the estimate of forfeitures. See Notes 1 and 17 of the Notes to Consolidated Financial Statements filed with CryoLife’s Annual Report on Form 10-K for the year ended December 31, 2020, for assumptions we used in valuing the stock option awards.

CRYOLIFE, INC. | 2021 Proxy Statement

(5)	For 2018 and 2019, the amounts represent the revenue and adjusted net income performance components of the awards earned pursuant to the applicable short-term incentive plan.
(6)

The amounts in this column include matching contributions under the Company’s 401(k) plan, reimbursement of club dues, and disability insurance premiums for named executive officers. Fiscal 2018 amounts also include for Mr. Mackin, an $18,000 auto allowance, and for named executive officers other than Mr. Mackin, a one-time vacation payout resulting from a policy change eliminating vacation for all named executive officers, except for Mr. Mackin, in the following amounts: for Mr. Lee, $30,982; for Ms. Holloway, $25,368; and for Mr. Davis, $19,158 (Mr. Simpson was not employed by the Company at the time). Notwithstanding this policy change, Mr. Mackin’s employment agreement provides for annual vacation, but does not include a carryover right to the benefit if unused in a given year. Fiscal 2019 amounts also include for Mr. Mackin, an $18,164 auto allowance. Fiscal 2020 amounts also include for Mr. Mackin, an $18,000 auto allowance and for Ms. Holloway, a $20,813 relocation allowance.

CRYOLIFE, INC. | 2021 Proxy Statement

Grants of Plan-Based Awards

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of	All Other Option Awards: Number of	Exercise or Base	Closing Market Price on	Grant Date Fair Value of Stock
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Shares of Stock or Units (#)(3)	Securities Underlying Options (#)(4)	Price of Option Awards ($/Sh)	Committee Action Date ($/Sh)	and Option Awards ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)
J. Patrick Mackin	2/19/20	423,960	706,600	1,463,793
	2/19/20							28,415				745,610
	2/19/20								86,296	26.24	26.24	745,597
	2/19/20				17,049	28,415	42,623					745,610
	5/5/20							3,832				86,718
D. Ashley Lee	2/19/20	162,319	270,531	560,432
	2/19/20							6,987				183,339
	2/19/20								21,219	26.24	26.24	183,332
	2/19/20				4,192	6,987	10,481					183,339
	5/5/20							2,421				54,787
Jean F. Holloway	2/19/20	112,359	187,265	387,937
	2/19/20							5,589				146,655
	2/19/20								16,975	26.24	26.24	146,664
	2/19/20				3,353	5,589	8,384					146,655
	5/5/20							2,011				45,509
John E. Davis	2/19/20	107,403	179,005	370,827
	2/19/20							5,335				139,990
	2/19/20								16,204	26.24	26.24	140,003
	2/19/20				3,201	5,335	8,003					139,990
	5/5/20							1,941				43,925
Michael S. Simpson	2/19/20	103,515	172,525	357,403
	2/19/20							5,081				133,325
	2/19/20								15,432	26.24	26.24	133,332
	2/19/20				3,049	5,081	7,622					133,325
	5/5/20							1,871				42,341

(1)

These columns represent the awards granted to Executive Officers in February 2020 under our 2020 short-term incentive program (the cash bonus program) using the metrics of the 2020 Bonus Plan approved by the Committee. Threshold for (i) the revenue component is 95% to goal, which pays out at 60% of target payout; and (ii) the adjusted income component is 85% to goal, which pays out at 60% of target payout. The personal performance modifier was designed to reduce or increase an award by 20%. Although neither of the two metrics has individual caps, the total cash bonus payout is capped at 200% of target payout. The threshold is calculated at target personal performance (no modifier up or down). While this table reflects the grant date value of the awards, the Committee adjusted the cash bonus program pay out to 62.5% of target for all executive officers and the entire amount was allocated to the Bonus column of the Summary Compensation Table.

(2)

These columns represent awards of performance stock units to our named executive officers pursuant to the 2009 ECIP. In regard to the annual PSU awards, granted February 19, 2020, restricted shares of common stock earned pursuant to this grant and its requisite performance metrics, 50% vested on the first anniversary of the grant date or the first available grant date following the Committee’s certification of the 2020 financial metric performance, whichever is later (for the 2020 award, 50% vested on February 19, 2021, the first anniversary of the grant date following the Committee’s certification), 25% will vest on the second anniversary of the grant date, and 25% will vest on the third anniversary, assuming continuous employment through the vesting date. While this table reflects the grant date value of the awards, the Committee adjusted the 2020 annual PSU award payouts to be awarded at 100% of target.

CRYOLIFE, INC. | 2021 Proxy Statement

(3)	This column includes the phantom equity, granted to our named executive officers on May 5, 2020.
(4)

This column represents awards of stock options pursuant to the 2009 ECIP. One-third of the shares became exercisable on the first anniversary of the grant date, and an additional one-third will become exercisable on each subsequent anniversary thereof until all shares of the option are exercisable on the third anniversary of the grant date, assuming continuous employment through the vesting date. The exercise price of $26.24 per share is equal to the closing price of our common stock on the NYSE on the date of issuance, February 19, 2020. The value of the options is based on an option value of $8.64. These options have a seven-year term.

CRYOLIFE, INC. | 2021 Proxy Statement

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Equity Awards

Equity awards, including long-term performance annual awards, granted in fiscal 2020 to our Named Executive Officers were subject to the terms of the 2009 ECIP and the equity grant agreements.

Actual Cash Compensation in Proportion to Target Total Direct Compensation

Salary (actual as paid) and Bonus Payout (as adjusted and paid) in Proportion to Target Total Direct Compensation
Executive Officer	% Salary	Short-Term Incentive (Cash Bonus)
		% Bonus(1)	% Non-Equity Incentive Plan(2)
J. Patrick Mackin	16.6	12.1	0
D. Ashley Lee	30.2	13.3	0
Jean F. Holloway	31.8	11.7	0
John E. Davis	32.1	11.7	0
Michael S. Simpson	32.2	11.8	0

(1) Consistent with the Summary Compensation Table on page 42, the Bonus represents 100% of the payout under the 2020 bonus program, as adjusted by the Committee. Under the original 2020 Cash Bonus Plan established in February 2020, the Bonus would only represent the personal performance component of the annual award.

(2) Consistent with the Summary Compensation Table on page 42, the Non-Equity Incentive Plan amounts represent the revenue and adjusted net income performance components of the awards earned pursuant to the applicable short-term incentive plan and the 2009 ECIP. Due to the Committee’s adjustments to the payout under the 2020 bonus program, no portion of the payout is resulting from performance to these performance components.

CRYOLIFE, INC. | 2021 Proxy Statement

Outstanding Equity Awards at December 31, 2020(*)

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
J. Patrick Mackin	45,734		10.18	9/2/2021
	42,553		11.00	2/19/2022
	65,549		10.24	2/19/2023
	59,225		16.30	2/21/2024
	50,115	25,500(1)	21.55	3/12/2025
	20,614	41,228(2)	29.62	3/5/2026
		86,296(3)	26.24	2/19/2027
					29,749(4)	702,374
					5,928(5)	139,960
					23,948(6)	565,412
					9,878(7)	233,220
					101,010(8)	2,384,846
					28,415(9)	670,878
					28,415(10)	670,878
					3,832(11)	90,474
D. Ashley Lee	34,042		11.00	2/19/2022
	36,822		10.24	2/19/2023
	25,665		16.30	2/21/2024
	14,585	7,292(1)	21.55	3/12/2025
	5,086	10,171(2)	29.62	3/5/2026
		21,219(3)	26.24	2/19/2027
					8,507(4)	200,850
					1,701(5)	40,161
					5,908(6)	139,488
					2,436(7)	57,514
					16,835(8)	397,474
					6,987(9)	164,963
					6,987(10)	164,963
					2,421(11)	57,160
Jean F. Holloway	13,236		10.24	2/19/2023
	21,229		16.30	2/21/2024
	12,728	6,364(1)	21.55	3/12/2025
	4,263	8,524(2)	29.62	3/5/2026
		16,975(3)	26.24	2/19/2027
					7,425(4)	175,304
					1,484(5)	35,037
					4,952(6)	116,917
					2,042(7)	48,212
					13,468(8)	317,979
					5,589(9)	131,956
					5,589(10)	131,956
					2,011(11)	47,480
John E. Davis	8,745		10.24	2/19/2023
	13,562		16.30	2/21/2024
	10,607	5,303(1)	21.55	3/12/2025
	4,263	8,524(2)	29.62	3/5/2026
		16,204(3)	26.24	2/19/2027
					6,187(4)	146,075
					1,237(5)	29,206
					4,952(6)	116,917
					2,042(7)	48,212
					13,468(8)	317,979
					5,335(9)	125,959
					5,335(10)	125,959
					1,941(11)	45,827

CRYOLIFE, INC. | 2021 Proxy Statement

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
Michael S. Simpson	3,875	7,750(2)	29.62	3/5/2026
		15,432(3)	26.24	2/19/2027
					11,022(12)	260,229
					4,501(6)	106,269
					1,856(7)	43,820
					13,468(8)	317,979
					5,081(9)	119,962
					5,081(10)	119,962
					1,871(11)	44,174

*	All values in this table are based on the closing price of the Company’s common stock on the NYSE on December 31, 2020 (the last trading day of 2020) of $23.61.

	Type of Grant	Grant Date	Vesting Rate	Vesting Dates	Conditions
(1)	Service-based stock options	3/12/2018	331/3% per year	3/12/2019 3/12/2020 3/12/2021	Continued employment through vesting date required.
(2)	Service-based stock options	3/5/2019	331/3% per year	3/5/2020 3/5/2021 3/5/2022	Continued employment through vesting date required.
(3)	Service-based stock options	2/19/2020	331/3% per year	2/19/2021 2/19/2022 2/19/2023	Continued employment through vesting date required.
(4)	Service-based restricted stock	3/12/2018	100% cliff vesting	3/12/2021	Continued employment through vesting date required.
(5)	Performance stock units	3/12/2018	● 50% on first anniversary of grant date, following certification of financial performance ● 25% on second anniversary of grant date ● 25% on third anniversary of grant date	3/12/2019 3/12/2020 3/12/2021

Number of shares based on certification of performance metrics for fiscal 2018, which the Compensation Committee determined in February 2019 (therefore they are now deemed to be time-based awards for this table). Number of shares shown reflects the total number of shares earned (80% of target) pursuant to the performance metric. Number of shares shown reflects the total number of shares remaining unvested after the second tranche vested on 3/12/2020.

Continued employment through vesting date required.

(6)	Service-based restricted stock	3/5/2019	100% cliff vesting	3/5/2022	Continued employment through vesting date required.
(7)	Performance stock units	3/5/2019	● 50% on first anniversary of grant date, following certification of financial performance ● 25% on second anniversary of grant date ● 25% on third anniversary of grant date	3/5/2020 3/5/2021 3/5/2022

Number of shares based on certification of performance metrics for fiscal 2019, which the Compensation Committee determined in February 2020 (therefore they are now deemed to be time-based awards for this table). Number of shares shown reflects the total number of shares earned (82.5% of target) pursuant to the performance metric. Number of shares shown reflects the total number of shares remaining unvested after the first tranche vested on 3/5/2020.

Continued employment through vesting date required.

CRYOLIFE, INC. | 2021 Proxy Statement

	Type of Grant	Grant Date	Vesting Rate	Vesting Dates	Conditions
(8)	5-Year LTIP	3/1/2019

● 60% paid in three tranches

o First Tranche – of this portion, 55.5% on third anniversary of performance period, upon certification of financial performance

o Second Tranche – of this portion, 22.25% on fourth anniversary of performance period

o Third Tranche – of this portion, 22.25% on fifth anniversary of performance period

				Upon performance certification for FY 2022	Number of shares based on certification of performance for fiscal years 2019-2021, which the Compensation Committee will certify in Spring 2022. Continued employment through vesting date required.
				1/1/2023	Number of shares based on certification of performance for fiscals 2019-2021, which the Compensation Committee will certify in Spring 2022. Continued employment through vesting date required.
				1/1/2024	Number of shares based on certification of performance for fiscals 2019-2021, which the Compensation Committee will certify in Spring 2022. Continued employment through vesting date required.
			● 20% on fourth anniversary of performance period, upon certification of financial performance	Upon performance certification for FY 2023	Number of shares based on certification of performance for fiscals 2022, which the Compensation Committee will certify in Spring 2023. Continued employment through vesting date required.
			● 20% on fifth anniversary of performance period, upon certification of financial performance	Upon performance certification for FY 2024	Number of shares based on certification of performance for fiscals 2023, which the Compensation Committee will certify in Spring 2024. Continued employment through vesting date required.
(9)	Service-based restricted stock	2/19/2020	100% cliff vesting	2/19/2023	Continued employment through vesting date required.
(10)	Performance stock units	2/19/2020	● 50% on first anniversary of grant date, following certification of financial performance ● 25% on second anniversary of grant date ● 25% on third anniversary of grant date	2/19/2021 2/19/2022 2/19/2023

Number of shares based on certification of performance metrics for fiscal 2020, which the Compensation Committee determined in February 2021 and then later adjustment by the Committee (as described further above within the Compensation Discussion & Analysis). Number of shares shown reflects the total number of shares awarded (100% of target) pursuant to the performance metric, as none of the shares had time-vested as of 12/31/2020. The first tranche of earned shares vested on 2/19/2021.

Continued employment through vesting date required.

(11)	Phantom Equity	5/5/2020	100% on 4/27/2021	4/27/2021

Phantom equity will be converted to cash on 4/27/2021, and that conversion will have a minimum payout of 100% of the grant date fair market value of the phantom equity and a maximum payout of 115% of the fair market value of the grant date fair market value.

Continued employment through vesting date is not required.

(12)	Service-based restricted stock	12/7/2018	100% cliff vesting	12/7/2021	Continued employment through vesting date required.

CRYOLIFE, INC. | 2021 Proxy Statement

Option Exercises and Stock Vested(1)

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise(2)	Number of Shares Acquired on Vesting	Value Realized on Vesting(3)
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
J. Patrick Mackin	—	—	44,361	1,114,377
D. Ashley Lee	16,666	217,158	15,299	387,600
Jean F. Holloway	8,653	176,180	12,757	322,795
John E. Davis	—	—	12,125	307,709
Michael S. Simpson	—	—	1,857	46,295

(1) This table provides information regarding stock option exercises and vesting of restricted stock and performance stock units during 2020.

(2) Value Realized on Exercise is equal to the number of shares acquired multiplied by the difference between the exercise price and the share price on the NYSE at the time of exercise without regard to any proceeds that may have been received upon any sale of the underlying shares.

(3) Value Realized on Vesting is equal to the number of shares acquired multiplied by the closing share price on the NYSE on the date of vesting, without regard to any proceeds that may have been received upon any sale of the underlying shares.

NONQUALIFIED DEFERRED COMPENSATION

The CryoLife, Inc. Executive Deferred Compensation Plan allows certain key employees of CryoLife, including the named executive officers, to defer receipt of some or all of their salaries, commissions, and/or the cash portion of any bonus awarded pursuant to the short-term executive officer incentive plan. The plan’s administrative committee, subject to ratification and approval of the Committee, establishes the maximum and minimum percentages of bonus awards that plan participants may defer in each plan year. These percentages were from 0 to 75% for base salary and commissions and 0% for the annual cash bonus for 2020. Plan participants may establish their respective deferral amounts for their base salaries and commissions prior to the beginning of each calendar year, and prior to July for their short-term incentive compensation for that year, which is calculated and paid after the completion of the plan year.

The plan provides for tax-deferred growth of deferred compensation and, pursuant to the terms of the plan, CryoLife agrees to distribute to participants the deferred amounts, credited/debited with hypothetical gains and/or losses linked to the performance of investment options selected by participants from among the non-proprietary investment options available under the plan. The plan does not have investment options that provide for above-market or preferential earnings. Distribution of all deferred compensation, including any gains or losses, occurs upon death, disability, retirement, or termination. Plan participants may elect to receive the distribution in a lump sum or in annual installments of up to 15 years, or via a combination thereof upon death, disability, or retirement. Also, a plan participant may elect to receive distributions while still employed by CryoLife if at least two years have elapsed from the plan year in which the deferred amounts would have otherwise been paid to the plan participant if not for the deferral. Distributions made while the plan participant is still employed by CryoLife and distributions made pursuant to termination will be paid in a lump sum to the plan participant. Hardship withdrawals during any plan year may be made upon the occurrence of an unforeseeable emergency for a particular plan participant or if a plan participant receives a hardship distribution under CryoLife’s 401(k) plan. All deferred amounts and deemed earnings thereon are fully vested at all times.

CRYOLIFE, INC. | 2021 Proxy Statement

The following table presents components of nonqualified deferred compensation under the Executive Deferred Compensation Plan for each named executive officer.

	Executive Officer Contributions in Fiscal 2020(1)	Company Contributions in Fiscal 2020	Aggregate Earnings in Fiscal 2020(2)	Aggregate Withdrawals and Distributions in Fiscal 2020	Aggregate Balance at December 31, 2020(3)
Name	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)
J. Patrick Mackin	—	—	—	—	—
D. Ashley Lee	22,044	—	78,896	212,546	565,873
Jean F. Holloway	220,830	—	(27,901)	—	1,202,263
John E. Davis	75,620	—	(49,584)	—	401,585
Michael S. Simpson	—	—	—	—	—

(1) Contributions to the deferred compensation plan that relate to an executive officer’s deferrals from salary and/or annual short-term incentives are included in the amounts reflected in the “Salary” and “Bonus” columns, as applicable, of the Summary Compensation Table for fiscal 2020 on page 42.

(2) A participant’s account under the Executive Deferred Compensation Plan is deemed to be invested in hypothetical investment options selected by the participant from among a menu of non-proprietary mutual funds. The account is credited/debited with gains and/or losses linked to the performance of those hypothetical investment options. The plan does not have investment options that provide for above-market or preferential earnings; accordingly, the amounts provided in this column are not included in column (h) of the Summary Compensation Table for fiscal 2020 on page 42.

(3) Amounts shown include the executive officer’s contributions, withdrawals, and associated hypothetical gains/losses during 2020, as well as deferrals of salary and annual incentives (together with associated hypothetical earnings) from prior years’ participation in the plan. The amounts shown in this column, with the exception of aggregate earnings, have been reported in the “Salary” and “Bonus” columns, as applicable, of the Summary Compensation Table of prior year Company Proxy Statements, if the individuals were listed as named executive officers in those prior year periods. The total year prior contributions to the Executive Deferred Compensation Plan are as noted in the table below:

Name	Amount Previously Reported ($)
J. Patrick Mackin	—
D. Ashley Lee	677,480
Jean F. Holloway	1,009,335
John E. Davis	375,549
Michael S. Simpson	—

Investment Options Provided and Associated Return Rates
Investment Option	Annual Return for FY 2020
Equity Income Division	6.43
LargeCap S&P 500 Index Division 2, 12	18.08
LargeCap Growth I Division 14, 15	36.20
American Century VP Mid Cap Value Division 1	1.11
Vanguard VIF Mid Cap Index Division 1, 2, 17	18.07
Fidelity VIP MidCap Division 1	17.87
Franklin Small Cap Value VIP Division 1, 4	5.19

CRYOLIFE, INC. | 2021 Proxy Statement

Investment Options Provided and Associated Return Rates
Investment Option	Annual Return for FY 2020
Calvert VP Russell 2000 Small Cap Index Division 1, 2	19.40
ClearBridge Variable Small Cap Growth Division	43.26
Real Estate Securities Division 13	(3.42)
American Funds Insurance Series New World Fund Division	23.58
Principal LifeTime Strategic Income Division 5, 6, 7, 8, 9, 10	10.30
Principal LifeTime 2010 Division 5, 6, 7, 8, 9, 10	11.40
Principal LifeTime 2020 Division 5, 6, 7, 8, 9, 10	12.89
Principal LifeTime 2030 Division 5, 6, 7, 8, 9, 10	14.89
Principal LifeTime 2040 Division 5, 6, 7, 8, 9, 10	16.11
Principal LifeTime 2050 Division 5, 6, 7, 8, 9, 10	16.68
Principal LifeTime 2060 Division	16.58
Fidelity VIP Government Money Market Division	0.28
Delaware High Yield Division 11	6.89
PIMCO VIT Total Return Division	8.66
BNY Mellon IP Technology Growth Division 3	67.19
Van Eck VIP Global Hard Assets Division 3, 16	19.11

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

We have entered into certain agreements and maintain certain plans that will require us to provide compensation to the named executive officers in the event of specified terminations of their employment or upon a change of control of CryoLife.

Employment, Separation and Release, and Change of Control Agreements

Employment Agreement with J. Patrick Mackin

Pursuant to the Mackin Agreement, Mr. Mackin will receive certain compensation upon the termination of his employment, other than termination for cause or voluntary termination without good reason.

The Mackin Agreement has an initial term of three years following the effective date, extended by one day for each day beginning on the second anniversary of the effective date. The Mackin Agreement provides that commencing January 1, 2015, Mr. Mackin is entitled to participate in annual long-term incentive opportunities as determined by the Committee consistent with those provided to similarly situated CryoLife executive officers and in accordance with CryoLife’s plans and applicable award agreements. Benefits currently include participation in CryoLife’s plan-based awards with other CryoLife executive officers for performance stock units, stock options, and restricted stock subject to continued employment and achievement of corporate/Board of Directors objectives set by the Committee.

The Mackin Agreement provides for an initial target cash bonus of 60% of base salary, a $200,000 signing bonus and new hire grants of options to purchase 400,000 shares of Company common stock and a performance share grant with respect to 250,000 shares of Company common stock, the performance metric thereto having been determined satisfied by the Committee as of December 31, 2015. In the event Mr. Mackin’s employment is terminated without cause or Mr. Mackin resigns for good reason, he is entitled to a cash severance payment of 1.5 times his base salary and annual cash bonus for the year of termination (or the prior year bonus if termination is prior to the date bonuses are awarded) paid in regular payroll installments over eighteen months plus continued Company medical coverage for the same period. If Mr. Mackin’s employment is terminated without cause, or Mr. Mackin resigns for good reason during the period beginning six months prior to and ending two years following a change of control of the Company, Mr. Mackin is entitled to receive a termination payment, in lieu of the severance described in the prior sentence, of 2.5 times his base salary and annual cash bonus for the year of termination (or the prior year bonus if termination is prior to the

CRYOLIFE, INC. | 2021 Proxy Statement

date bonuses are awarded), paid in a lump sum. The agreement also includes various post-employment prohibitions regarding competing with us, soliciting our employees and customers, and disclosing our confidential information.

For purposes of the Mackin Agreement, “cause” generally means (i) an intentional act of fraud, embezzlement, theft, or any other material violation of law that occurs during or in the course of the executive officer’s employment, (ii) intentional damage of Company assets, (iii) intentional disclosure of Company confidential information contrary to the Company’s policies, (iv) material breach of the executive officer’s obligations under the agreement, (v) intentional engagement by the executive officer in any activity that would constitute a breach of his duty of loyalty or of his assigned duties, (vi) intentional breach by the executive officer of any Company policies or procedures, (vii) willful and continued failure by the executive officer to perform his assigned duties, other than as a result of incapacity due to physical or mental illness, (viii) executive officer is prevented from performing certain duties contemplated by the agreement by reason of an agreement with a prior employer, or (ix) willful conduct by the executive officer that is demonstrably and materially injurious to the Company, monetarily or otherwise.

For purposes of the Mackin Agreement, “good reason” generally means (i) the assignment to the executive officer, without his consent, of any duties materially inconsistent with his position, authority, duties, or responsibilities, including changes in status, offices, or titles and any change in the executive officer’s reporting requirements that would cause him to report to an executive officer who is junior in seniority to the executive officer to whom he previously reported, (ii) requiring the executive officer to be based other than within 25 miles of Company headquarters as of the effective date, or (iii) any other action that results in a material diminution in his position, authority, duties, responsibilities, or aggregate base salary and cash bonus.

Change of Control Agreements with Other Named Executive Officers

On November 21, 2016, CryoLife entered into change of control agreements with each of Messrs. Lee and Davis and Ms. Holloway that provide that the Company will pay severance payments if s/he is terminated by the Company without cause or if s/he terminates their employment for good reason during a period extending from six months before to two years after a change of control of CryoLife. This is a “double trigger” provision that requires not only a change of control of CryoLife but also an adverse employment action.

Terms of the Change of Control Agreements

●

The current term of the agreement for each of Messrs. Lee and Davis and Ms. Holloway ends December 31, 2021. Each of these agreements will automatically renew at the end of the term and every year thereafter, for an additional one-year term, unless CryoLife provides notice at least 30 days prior to the end of the then-current term that the agreement will not be extended.

●

The severance payment is an amount equal to 1.5 times (2 times for Mr. Lee) the sum of the executive officer’s base salary as of the date of termination and his or her bonus compensation for the year in which the termination of employment occurs, or if the bonus for that year has not yet been awarded, the most recently awarded bonus compensation. The agreements also provide for eighteen months of medical coverage.

●

Change of control, as defined in the agreement, means a change in the ownership of CryoLife, a change in the effective control of CryoLife, or a change in the ownership of a substantial portion of the assets of CryoLife. Specifically, any of the following types of events would constitute a change of control under the agreements:

o

Any person, including a syndicate or group, acquires ownership of CryoLife stock that, taken together with CryoLife stock held by such person or group, constitutes more than 50% of the total voting power of the stock of CryoLife;

o	Any person, including a syndicate or group, acquires ownership of stock of CryoLife possessing 30% or more of the total voting power of CryoLife stock;

o

A majority of the members of CryoLife’s Board of Directors are replaced during any 12-month period by individuals whose appointment or election is not endorsed by a majority of the Board of Directors prior to the date of appointment or election; and

o

Any person, including a syndicate or group, acquires assets from CryoLife that have a total gross fair market value equal to more than 40% of the total gross fair market value of all CryoLife assets immediately prior to such acquisition.

●	The agreements are not employment agreements and each respective officer’s employment is “at will.”

CRYOLIFE, INC. | 2021 Proxy Statement

We will not be required to make a severance payment in connection with the change of control agreements if we terminate an executive officer’s employment for cause, which means:

●	An act of fraud, embezzlement, theft, or any other material violation of law that occurs during or in the course of the executive officer’s employment with CryoLife;

●	Intentional or grossly negligent damage by the executive officer to CryoLife assets;

●	Intentional or grossly negligent disclosure by the executive officer of CryoLife’s confidential information contrary to CryoLife policies;

●	Material breach of the executive officer’s obligations under the agreement or other agreements with CryoLife;

●	Engagement by the executive officer in any activity that would constitute a breach of his or her duty of loyalty or of his or her assigned duties;

●	Breach by the executive officer of any of CryoLife’s policies and procedures;

●	The willful and continued failure by the executive officer to perform his or her assigned duties, other than as a result of incapacity due to physical or mental illness; and

●	Willful conduct by the executive officer that is demonstrably and materially injurious to CryoLife, monetarily or otherwise.

An executive officer may terminate his or her employment for good reason in connection with a change of control without forfeiting his or her severance pay if any of the following events occur during the term of the agreement:

●

The assignment to the executive officer, without his or her consent, of any duties materially inconsistent with his or her position, authority, duties, or responsibilities, including changes in status, offices, or titles and any change in the executive officer’s reporting requirements that would cause him or her to report to an officer who is junior in seniority to the officer to whom he or she previously reported; or

●

Any other action by CryoLife or an acquiring company that results in a material diminution in his or her position, authority, duties, responsibilities, or aggregate compensation, excluding for this purpose an isolated, insubstantial, and inadvertent action taken in good faith and which is remedied by CryoLife or an acquiring company within 30 days after receipt of notice from the executive officer.

The change of control agreements provide that we will pay any severance payment due in a lump sum not later than 30 days following the date of termination in the event of a termination following a change of control, or 30 days following a change of control in the event of a termination occurring within the six-month period preceding the change of control. We will delay payment of the severance payment until six months after the executive officer’s termination if necessary to prevent him or her from having to pay additional tax under Section 409A of the Internal Revenue Code. We will also subject any severance payment to normal payroll tax withholding and compliance with non-compete obligations.

Agreement Not to Solicit or Compete

Messrs. Lee and Davis and Ms. Holloway agree not to solicit any actual or prospective customers of CryoLife with whom they have had contact for a competing business or to solicit employees of CryoLife to leave CryoLife. Messrs. Lee and Davis and Ms. Holloway agree, subject to applicable professional and ethical obligations and other legal requirements, not to join a competing business during the term of the agreement and for a period of one year following the termination of employment. CryoLife or an acquiring company is not required to make the severance payment, and the officer is required to repay any portion of the severance payment already received, if he or she solicits customers or employees of CryoLife during the term of the agreement and for a period of one year following the termination of employment.

Termination and Change of Control Payments

The amount of compensation we would be required to pay to each named executive officer under certain termination and change of control scenarios is provided in the tables beginning on page 55. Amounts included in the tables are estimates and are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may differ materially. The tables provided in this section for all named executive officers assume that the relevant termination or change of control event occurred on December 31, 2020, the last business day of CryoLife’s 2020 fiscal year.

CRYOLIFE, INC. | 2021 Proxy Statement

J. Patrick Mackin, Chairman, President and Chief Executive Officer(1)

Executive Officer Benefits and Payments Upon Termination ($)
	Voluntary Retirement	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/ Preceding a Change of Control(9)
Cash Compensation	—(2)	1,955,377(3)	—(2)	—(2)	—(2)	—	3,258,962(4)
Accelerated Stock Option Exercisability	—	—	—	—	—	537,175(5)	537,175(5)
Accrued Vacation Pay	—	—	—	—	—	—	—
Medical Benefits	—	34,568(6)	—	34,568(6)	34,568(6)	—	34,568(6)
Spread Value of Vested Options	—(7)	—(7)	—(7)	—(7)	—(7)	—(7)	—(7)
Accelerated Vesting of Restricted Stock and Performance Stock Units	—	—	—	—	—	5,367,616(8)	5,367,616(8)
Total	—	1,989,945	—	34,568	34,568	5,904,791	9,198,321

(1)

This table assumes that all termination and change of control events occurred on December 31, 2020. See Employment, Separation and Release, and Change of Control Agreements – Employment Agreement with J. Patrick Mackin above at page 52 for a description of the Mackin Agreement.

(2)

Amount shown represents the Company-performance components of the 2020 annual incentive plan, to which Mr. Mackin was entitled on December 31, 2020. No amount is included for the personal performance component of the annual incentive plan.

(3)

Amount shown represents 1.5 times Mr. Mackin’s 2020 annual base salary and his entire cash bonus for 2019, as the 2020 bonus had not been determined or distributed as of December 31, 2020. The Mackin Agreement provides for severance payments to be paid in 18 monthly installments, beginning 30 days following the employment termination date (subject to any delay in payment necessary to comply with Section 409A of the Internal Revenue Code). Mr. Mackin’s estate would receive these severance payments upon his subsequent death. No other NEO has an employment agreement.

(4)

Amount shown is equal to 2.5 times Mr. Mackin’s 2020 annual base salary and the 2019 bonus, as the 2020 bonus had not been determined or distributed as of December 31, 2020. The Mackin Agreement provides for severance payments to be paid in 18 monthly installments, beginning 30 days following the employment termination date (subject to any delay in payment necessary to comply with Section 409A of the Internal Revenue Code). This scenario assumes that following the change of control, Mr. Mackin terminated his employment for good reason, or we terminated his employment without cause. Mr. Mackin would also receive the amount shown if we terminated his employment without cause at any time within the six months prior to the change of control.

(5)

The 2009 ECIP provides that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 31, 2020, to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 31, 2020, of $23.61. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year, to the extent positive.

(6)

Under the terms of the Mackin Agreement, if Mr. Mackin terminates his employment for good reason, we terminate his employment without cause, or he dies or becomes disabled, we would continue to provide him and his family with health benefits coverage, at our expense, for up to 18 months (or until he is provided comparable benefits by another employer). Amount shown represents the value of 18 months of coverage under our health plans, using costs in effect as of December 31, 2020.

(7)	Upon retirement or change of control, the timing right to exercise already vested options changes. No change is made to the value of options already vested. No other NEO has an employment agreement.

CRYOLIFE, INC. | 2021 Proxy Statement

(8)

The 2009 ECIP provides that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 31, 2020, of $23.61, and the 2020 performance stock units are assumed to have been earned at target level.

(9)

Under the terms of the Mackin Agreement, amounts shown that are otherwise payable to Mr. Mackin would be reduced if and to the extent that doing so would cause payments that are contingent on a change of control to not be subject to the excise tax under Section 4999 of the Internal Revenue Code and thereby produce a greater net after-tax amount to him.

CRYOLIFE, INC. | 2021 Proxy Statement

D. Ashley Lee, Executive Vice President, Chief Operating Officer and Chief Financial Officer(1)

Executive Officer Benefits and Payments Upon Termination ($)
	Voluntary Termination	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/ Preceding a Change of Control
Cash Compensation	—(2)	—(2)	—(2)	—(2)	—(2)	—	1,399,778(3)
Accelerated Stock Option Exercisability	—	—	—	—	—	173,104(4)	173,104(4)
Accrued Vacation Pay(5)	—	—	—	—	—	—	—
Medical Benefits	—	36,655(6)	—	36,655(6)	36,655(6)	—	36,655(6)
Spread Value of Vested Options	—(7)	—(7)	—(7)	—(7)	—(7)	—(7)	—(7)
Accelerated Vesting of Restricted Stock and Performance Stock Units	—	—	—	—	—	1,165,460(8)	1,165,460(8)
Total	—	36,655	—	36,655	36,655	1,338,564	2,775,007

(1)	This table assumes that all termination and change of control events occurred on December 31, 2020.
(2)

Amount shown represents the Company-performance components of the 2020 annual incentive plan cash bonus, to which Mr. Lee was entitled on December 31, 2020. No amount is included for the personal performance component of the annual incentive plan.

(3)

Amount shown represents 2 times Mr. Lee’s 2020 annual base salary and his entire cash bonus for 2019, as the 2020 bonus had not been determined or distributed as of December 31, 2020. This amount assumes that following a change of control, Mr. Lee terminated his employment for good reason or we terminated his employment without cause. Mr. Lee would also receive the amount shown if we terminated his employment without cause at any time within the six months prior to the change of control.

(4)

The 2009 ECIP provides that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 31, 2020, to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 31, 2020, of $23.61. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year, to the extent positive.

(5)

In early 2018, the Company eliminated vacation for senior executive officers and all accrued but unused vacation was paid out in cash. This payout is reflected in the Summary Compensation Table on page 42, under the column “All Other Compensation” for FY 2018.

(6)

Under the terms of Mr. Lee’s change of control agreement, upon a change of control event, if Mr. Lee terminates his employment for good reason or we terminate his employment without cause, we would continue to provide him and his family with health benefits coverage, at our expense, for up to 18 months (or until he is provided comparable benefits by another employer). Amount shown represents the value of 18 months of coverage under our health plans.

(7)	Upon retirement or change of control, the timing right to exercise already vested options changes. No change is made to the value of options already vested.
(8)

The 2009 ECIP provides that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 31, 2020, of $23.61, and the 2020 performance stock units are assumed to have been earned at target level.

CRYOLIFE, INC. | 2021 Proxy Statement

Jean F. Holloway, Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer(1)

Executive Officer Benefits and Payments Upon Termination ($)
	Voluntary Termination	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/ Preceding a Change of Control
Cash Compensation	—(2)	—(2)	—(2)	—(2)	—(2)	—	820,344(3)
Accelerated Stock Option Exercisability	—	—	—	—	—	146,863(4)	146,863(4)
Accrued Vacation Pay(5)	—	—	—	—	—	—	—
Spread Value of Vested Options	—(6)	—(6)	—(6)	—(6)	—(6)	—(6)	—(6)
Accelerated Vesting of Restricted Stock and Performance Stock Units	—	—	—	—	—	957,409(7)	957,409(7)
Total	—	—	—	—	—	1,104,272	1,924,616

(1)	This table assumes that all termination events occurred on December 31, 2020.
(2)

Amount shown represents the Company-performance components of the 2020 annual incentive plan, to which Ms. Holloway was entitled on December 31, 2020. No amount is included for the personal performance component of the annual incentive plan.

(3)

Amount shown represents 1.5 times Ms. Holloway’s 2020 annual base salary and her entire cash bonus for 2019, as the 2020 bonus had not been determined or distributed as of December 31, 2020. This amount assumes that following a change of control, Ms. Holloway terminated her employment for good reason, or we terminated her employment without cause. Ms. Holloway would also receive the amount shown if we terminated her employment without cause at any time within the six months prior to the change of control.

(4)

The 2009 ECIP provides that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 31, 2020, to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 31, 2020, of $23.61. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year, to the extent positive.

(5)

In early 2018, the Company eliminated vacation for senior executive officers and all accrued but unused vacation was paid out in cash. This payout is reflected in the Summary Compensation Table on page 42, under the column “All Other Compensation” for FY 2018.

(6)	Upon retirement or change of control, the timing right to exercise already vested options changes. No change is made to the value of options already vested.
(7)

The 2009 ECIP provides that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 31, 2020, of $23.61, and the 2020 performance stock units are assumed to have been earned at target level.

CRYOLIFE, INC. | 2021 Proxy Statement

John E. Davis, Senior Vice President, Global Sales and Marketing(1)

Executive Officer Benefits and Payments Upon Termination ($)
	Voluntary Termination	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/ Preceding a Change of Control
Cash Compensation	—(2)	—(2)	—(2)	—(2)	—(2)	—	763,876(3)
Accelerated Stock Option Exercisability	—	—	—	—	—	131,924(4)	131,924(4)
Accrued Vacation Pay(5)	—	—	—	—	—	—	—
Medical Benefits	—	36,655(6)	—	36,655(6)	36,655(6)	—	36,655(6)
Spread Value of Vested Options	—(7)	—(7)	—(7)	—(7)	—(7)	—(7)	—(7)
Accelerated Vesting of Restricted Stock and Performance Stock Units	—	—	—	—	—	910,354(8)	910,354(8)
Total	—	36,655	—	36,655	36,655	1,042,278	1,842,809

(1)	This table assumes that all termination events occurred on December 31, 2020.
(2)

Amount shown represents the Company-performance components of the 2020 annual incentive plan, to which Mr. Davis was entitled on December 31, 2020. No amount is included for the personal performance component of the annual incentive plan.

(3)

Amount shown represents 1.5 times Mr. Davis’s 2020 annual base salary and his entire cash bonus for 2019, as the 2020 bonus had not been determined or distributed as of December 31, 2020. This amount assumes that following a change of control, Mr. Davis terminated his employment for good reason, or we terminated his employment without cause. Mr. Davis would also receive the amount shown if we terminated his employment without cause at any time within the six months prior to the change of control.

(4)

The 2009 ECIP provides that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 31, 2020, to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 31, 2020, of $23.61. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year, to the extent positive.

(5)

In early 2018, the Company eliminated vacation for senior executive officers and all accrued but unused vacation was paid out in cash. This payout is reflected in the Summary Compensation Table on page 42, under the column “All Other Compensation” for FY 2018.

(6)

Under the terms of Mr. Davis’s change of control agreement, upon a change of control event, if Mr. Davis terminates his employment for good reason or we terminate his employment without cause, we would continue to provide him and his family with health benefits coverage, at our expense, for up to 18 months (or until he is provided comparable benefits by another employer). Amount shown represents the value of 18 months of coverage under our health plans.

(7)	Upon retirement or change of control, the timing right to exercise already vested options changes. No change is made to the value of options already vested.
(8)

The 2009 ECIP provides that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 31, 2020, of $23.61, and the 2020 performance stock units are assumed to have been earned at target level.

CRYOLIFE, INC. | 2021 Proxy Statement

Compensation Risk Assessment

In accordance with the requirements of Item 402(s) of Regulation S-K, to the extent that risks may arise from our compensation policies and practices for our employees that are reasonably likely to have a material adverse effect on us, we are required to discuss our policies and practices for compensating our employees (including our employees that are not named executive officers) as they relate to our risk management practices and risk-taking incentives. The Committee has determined that our compensation policies and practices for our employees, including our Named Executive Officers, are not reasonably likely to have a material adverse effect on us because unacceptable risks that may be encouraged, directly or indirectly, through a compensation method are mitigated through policy or practice, the Company’s training programs, the Company’s internal controls, or external factors such as risk of civil or criminal prosecution, which are made known to employees through training.

Our Committee routinely assesses our compensation policies and practices and takes this consideration into account as part of its review.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2020, with respect to shares of CryoLife common stock that may be issued under existing equity compensation plans:

Securities Authorized for Issuance Under All Equity Compensation Plans(1)
Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, PSUs, and RSUs(2)	Weighted Average Exercise Price of Outstanding Options, PSUs, and RSUs(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	2,450,575	$18.16	4,295,996
Equity compensation plans not approved by stockholders	—	—	—
Total	2,450,575	$18.16	4,295,996

(1) Plans include the 2009 ECIP, the 2020 ECIP, and the Employee Stock Purchase Plan (“ESPP”). As of December 31, 2020, 52,000 shares remain available for grant in the 2009 ECIP, 4,094,000 shares remain available for grant in the 2020 ECIP and 150,000 shares remain available for grant in the ESPP.

(2) Amounts in column (a) include 1,241,231 Stock Options, 212,399 Restricted Stock Units (RSUs), and 996,945 Performance Stock Units (PSUs) (including shares whose performance period has not concluded, which are calculated at maximum payout which is 666,369 shares above target). The amounts in column (a) do not include 257,847 Restricted Stock Awards (RSAs) that were unvested and outstanding as of December 31, 2020.

(3) Amounts in column (b) only reflect outstanding Stock Options.

CRYOLIFE, INC. | 2021 Proxy Statement

OTHER INFORMATION

CEO Pay Ratio Disclosure

Pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd–Frank Act”) and Item 402(u) of Regulation S-K, we are providing disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the principal executive officer (“PEO”). The Company’s PEO is Mr. Mackin.

	PEO ($)	Median Employee(1) ($)
Total Compensation(2)	3,415,458	54,578
PEO to Median Employee Pay Ratio	62.6 : 1

(1) Median employee was determined among all persons employed by CryoLife or any of its subsidiaries as of December 31, 2020. Base salary, commission payments, cash bonus, and equity awards were considered when determining the median employee. All 2020 compensation not paid in US dollars was converted to US dollars using the historic exchange rate made available by the Federal Reserve System of the U.S. as of December 31, 2020. All equity was recorded at grant date fair value. Base salary was annualized for those employees that were not employed for the full year of 2020.

(2) Total Compensation includes all components recorded in the Summary Compensation Table.

CRYOLIFE, INC. | 2021 Proxy Statement

CERTAIN BENEFICIAL OWNERSHIP

The name and address of each person or entity who beneficially owned more than 5% of the outstanding shares of common stock of CryoLife on March 10, 2021, based on information available to us, together with the number of shares owned and the percentage of outstanding shares that ownership represents, is set forth in the following table. The table also shows information concerning beneficial ownership by the named executive officers and by all current non-employee directors and executive officers as a group. The number of shares beneficially owned is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days after March 10, 2021, through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting powers, or shares such powers with his or her spouse, with respect to the shares set forth in the following table. To CryoLife’s knowledge, none of the shares shown in the table below is subject to a pledge or similar arrangement.

Beneficial Owner	Number of Shares of CryoLife Common Stock Beneficially Owned (#)	Percentage of Outstanding Shares of CryoLife Common Stock (%)(12)
J. Patrick Mackin	659,468(1)	1.7
D. Ashley Lee	433,198(2)	1.1
Jean F. Holloway	153,838(3)	*
John E. Davis	129,928(4)	*
Michael S. Simpson	43,124(5)	*
Thomas F. Ackerman	115,272	*
Daniel J. Bevevino	115,437	*
Marna P. Borgstrom	14,464	*
James W. Bullock	34,023	*
Jeffrey H. Burbank	19,172	*
Ronald D. McCall	144,795	*
Harvey Morgan	92,687	*
Jon W. Salveson	95,216	*
Blackrock, Inc.	6,816,729(6)	17.5
The Vanguard Group, Inc.	2,460,531(7)	6.3
Wasatch Advisors, Inc.	2,711,670(8)	7.0
Macquarie Group Limited	2,039,839(9)	5.3
All current directors and named executive officers as a group (13 persons)(10)	2,050,622(11)	4.5

*	Ownership represents less than 1% of outstanding CryoLife common stock.

(1)

Amount includes 358,670 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 10, 2021. This amount also includes 115,237 shares of unvested restricted stock subject to forfeiture which Mr. Mackin holds as of March 10, 2021. This amount does not include 19,146 shares earned under 2019 and 2020 performance stock unit awards that had not vested as of March 10, 2021, and that will not vest within 60 days thereafter.

(2)

Amount includes 135,651 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 10, 2021. This amount also includes 5,000 shares held by Mr. Lee’s spouse and 1,500 shares held in trust for Mr. Lee’s children. This amount also includes 29,203 shares of unvested restricted stock subject to forfeiture which Mr. Lee holds as of March 10, 2021. This amount does not include 4,712 shares earned under 2019 and 2020 performance stock unit awards that had not vested as of March 10, 2021, and that will not vest within 60 days thereafter.

(3)

Amount includes 67,741 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 10, 2021. This amount also includes 39,241 shares of unvested restricted stock subject to forfeiture that Ms. Holloway holds as of March 10, 2021. This amount does not include 3,815 shares earned under 2019 and 2020 performance stock unit awards that had not vested as of March 10, 2021, and that will not vest within 60 days thereafter.

CRYOLIFE, INC. | 2021 Proxy Statement

(4)

Amount includes 52,144 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 10, 2021. This amount also includes 22,498 shares of unvested restricted stock subject to forfeiture that Mr. Davis holds as of March 10, 2021. This amount does not include 3,688 shares earned under 2019 and 2020 performance stock unit awards that had not vested as of March 10, 2021, and that will not vest within 60 days thereafter.

(5)

Amount includes 12,894 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 10, 2021. This amount also includes 25,959 shares of unvested restricted stock subject to forfeiture that Mr. Simpson holds as of March 10, 2021. This amount does not include 3,468 shares earned under the 2019 and 2020 performance stock unit awards that had not vested as of March 10, 2021, and that will not vest within 60 days thereafter.

(6)

Information based on Schedule 13G filed on January 25, 2021 by BlackRock, Inc. (“BlackRock”). Per this schedule, BlackRock has the sole power to vote, or to direct the vote of, and sole power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for BlackRock is BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(7)

Information based on Schedule 13G filed on February 10, 2021 by The Vanguard Group, Inc. (“Vanguard”). Per this schedule, Vanguard has the power to vote, or to direct the vote of, and power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for Vanguard is The Vanguard Group, Inc., 100 Vanguard Blvd, Malvern, PA 19355.

(8)

Information based on Schedule 13G filed on February 11, 2021 by Wasatch Advisors, Inc. (“Wasatch”). Per this schedule, Wasatch has the power to vote, or to direct the vote of, and power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for Wasatch is Wasatch Advisors, Inc., 505 Wakara Way, Salt Lake City, UT 84108.

(9)

Information based on Schedule 13G filed on February 12, 2021 by Macquarie Group Limited (“Macquarie”). Per this schedule, Macquarie has the power to vote, or to direct the vote of, and power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for Macquarie is Macquarie Group Limited, 50 Martin Place, Sydney, New South Wales, Australia.

(10)	The business address for all CryoLife non-employee directors and employees is: c/o CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, GA 30144.
(11)	Amount includes:
627,100 shares subject to options that are presently exercisable or will become exercisable within 60 days after March 10, 2021;
65,197 shares held of record by the spouses of executive officers and directors;
1,500 shares held of record by the children of an executive officer; and,
288,833 shares of unvested restricted common stock subject to forfeiture that all current directors and named executive officers as a group hold as of March 10, 2021.
This amount does not include 34,829 shares earned under 2019 and 2020 performance stock unit awards that had not vested as of March 10, 2021, and that will not vest within 60 days thereafter.
(12)	39,119,908 outstanding shares of CryoLife common stock, as of the proxy record date.

CRYOLIFE, INC. | 2021 Proxy Statement

PROPOSAL THREE – RATIFICATION OF THE APPROVAL OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General Information

The Board of Directors recommends the Company’s stockholders ratify the approval of Ernst & Young LLP (“Ernst & Young”) as the independent registered public accounting firm for the fiscal year ending December 31, 2021. Representatives of Ernst & Young are expected to attend the 2021 Annual Meeting, and representatives of the firm will have the opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

The submission of the approval of Ernst & Young for ratification by stockholders is not legally required; however, the Board of Directors believes that such submission is consistent with best practices in corporate governance and is an opportunity for stockholders to provide direct feedback to the Board of Directors on an important issue of corporate governance, that being the selection of our independent registered public accounting firm. If the stockholders do not ratify the approval of Ernst & Young, the selection of such firm as the independent registered public accounting firm for the Company will be reconsidered by the Audit Committee, provided that the Audit Committee retains sole authority with respect to all decisions regarding the engagement of the Company’s independent registered public accounting firm, including the decision as to whether or not the 2021 appointment will stand, regardless of whether the stockholders vote to ratify the approval.

Fees Incurred for Work Performed by the Independent Registered Public Accounting Firm for Fiscal 2020 and Fiscal 2019

The following table presents Ernst & Young’s professional service fees for the audit of the Company’s annual financial statements for fiscal years ending 2020 and 2019, as well as fees for other services rendered during those periods.

	2020(1)	2019
Audit fees(2)	$1,937,600	$1,888,636
Audit-related fees(3)	$195,000	$104,710
Tax fees(4)	$195,345	$74,770
All other fees	—	—
Total	$2,327,945	$2,068,116

(1) The 2020 fees are not final and include some best estimate accruals.

(2) Includes work performed for the audit of our annual consolidated financial statements, the review of financial statements included in our quarterly Form 10-Q reports, the audit of internal control over financial reporting, and the services that an independent auditor would customarily provide in connection with statutory requirements, regulatory filings, and similar engagements for the fiscal year, such as comfort letters, attest services, consents, and assistance with review of documents filed with the SEC.

(3) Audit related fees include work performed to provide assurance and related services that are reasonably related to the performance of the audit, such as accounting consultations and due diligence services related to transactions or acquisitions.

(4) Includes tax compliance and reporting services.

The Company’s Audit Committee approved all of the services described above. The Audit Committee has determined that the payments made to Ernst & Young for these services are compatible with maintaining such firm’s independence.

Audit Committee’s Pre-approval Policies and Procedures

The Audit Committee has the sole authority to appoint or replace, compensate, and oversee the work of any independent registered public accounting firm, who must be, when required, a registered firm as defined by law whose

CRYOLIFE, INC. | 2021 Proxy Statement

purpose is the preparation or issuance of an audit report or related work. The independent registered public accounting firm’s reports and other communications are to be delivered directly to the Audit Committee, and the Audit Committee is responsible for the resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting, if any. The Audit Committee annually evaluates the qualifications and performance of the independent registered public accounting firm, including those of its lead partner, and reports on such evaluation to the Board of Directors.

The Audit Committee pre-approves all audit and non-audit services performed by the independent registered public accounting firm and all engagement fees and terms in connection therewith, except as otherwise permitted by federal law and regulations. To date, no services have been approved by the Audit Committee pursuant to 17 CFR 210.2-01(c)(7)(i)(C), which provides a limited exception to the requirement that services be approved in advance by the Audit Committee if certain conditions are met.

Required Vote

The votes cast for this proposal must exceed the votes cast against it in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

The Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF The approval of ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

CRYOLIFE, INC. | 2021 Proxy Statement

Householding

For those stockholders who request paper copies of the Proxy documents and share the same last name and address, they may receive only one copy of our Annual Report and Proxy Statement, unless we receive contrary instructions from any stockholder at that address. This is referred to as “householding.” If you are receiving only one copy of the Annual Report and Proxy Statement and prefer to receive multiple copies, additional copies will be provided to you promptly upon written or oral request. All communications should be directed as indicated on the instructions that were included on the notice mailing or to Jean F. Holloway, Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144, (770) 419-3355.

If you are a beneficial owner, you can request additional copies of the Annual Report and Proxy Statement, or you can request householding by notifying your broker, bank, or nominee.

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Upon the written request of any record or beneficial owner of common stock of CryoLife whose proxy was solicited in connection with the 2021 Annual Meeting of Stockholders, CryoLife will furnish such owner, without charge, a copy of its Annual Report on Form 10-K without exhibits for its fiscal year ended December 31, 2020. Requests for a copy of such Annual Report on Form 10-K should be addressed to Jean F. Holloway, Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144. Copies of this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2020, may also be obtained without charge through the SEC’s website at www.sec.gov.

In addition, we file annual, quarterly, and current reports, proxy statements, and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for further information about the SEC’s public reference rooms. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov and through our website at www.cryolife.com.

It is important that proxies be voted promptly. Stockholders who do not expect to attend the meeting in person are urged to vote their proxies online, by telephone, or by mail, following the instructions at the beginning of this Proxy Statement.

By Order of the Board of Directors:

J. PATRICK MACKIN Chairman, President and Chief Executive Officer

Date: March 30, 2021

CRYOLIFE, INC. | 2021 Proxy Statement

APPENDIX A – NON-GAAP FINANCIAL MEASURE INFORMATION

Set forth below in this Appendix A is important information about the following non-GAAP financial measures discussed in this Proxy Statement:

●	Adjusted net income
●	Adjusted EBITDA

Although we believe that these measures are useful tools, no single financial measure provides all of the information that is necessary to gain a complete understanding of our performance, condition, and liquidity. Therefore, these numbers are intended to be, and should be, evaluated in the context of the full information provided in our Annual Report on Form 10-K, including the financial statements presented in accordance with GAAP, the footnotes thereto, and the accompanying management’s discussion and analysis, as well as in our other filings with the SEC.

Although not technically a non-GAAP financial measure, the 2020 annual Cash Bonus used GAAP revenues, adjusted for currency.

Adjusted Net Income

As discussed in this Proxy Statement, annual bonuses paid to executive officers under our short-term incentive plan are partially conditioned upon the achievement of specified levels of “adjusted net income.” The use of this non-GAAP, adjusted performance measure in the short-term incentive plan was intended to create a stronger performance incentive by focusing on controllable variables within the core business and to minimize unintended consequences by excluding items that were highly variable or difficult to predict during the goal-setting process. We disclosed herein the actual 2020 performance results using this non-GAAP measure so that investors may see the extent to which the goals were achieved. We believe disclosing this information is useful because it helps explain how challenging our annual bonus targets are over time.

Adjusted net income for 2020 was calculated as net income and exclusive of:

●	Research and development expense, excluding salaries and related expenses;
●	Interest expense and income;
●	Amortization;
●	Stock compensation expense, other than stock compensation expense related to the bonus plan;
●	Charges related to acquisitions, licenses, business development, or integration costs; and
●	Other income and expense.

The table below provides a reconciliation of 2020 adjusted net income to 2020 net income under GAAP:

2020 Adjusted Net Income (in Thousands)

2020 Adjusted Net Income	$46,935
Research and development expense, excluding that portion pertaining to salaries and related expenses	(15,943)
Interest income/(expense), net	(16,481)
Amortization	(13,764)
Stock compensation expense, excluding stock compensation expense related to the bonus program itself	(6,912)
Charges related to acquisitions, licenses, business development, or integration costs	(12,656)
Income taxes	492
Other income/(expense), net	1,647
2020 GAAP Net Income	$(16,682)

A-1

CRYOLIFE, INC. | 2021 Proxy Statement

Adjusted EBITDA

As discussed in this Proxy Statement, the 2020 annual grants of performance stock units to executive officers were conditioned upon the Company’s achievement of pre-determined levels of adjusted EBITDA, prior to the adjustment made by the Compensation Committee. The use of these non-GAAP adjusted performance measures was intended to create a stronger performance incentive by focusing on controllable variables within the core business and to minimize unintended consequences by excluding items that were highly variable or difficult to predict during the goal-setting process.

Adjusted EBITDA is calculated as net income operations and before interest, taxes, depreciation, and amortization, as further adjusted by removing the impact of the following:

●	Research and development expenses (excluding salaries and related expense);
●	Interest expense and income;
●	Amortization;
●	Stock compensation expense, other than stock compensation expense related to the bonus plan;
●	Depreciation expense;
●	Charges related to acquisitions, licenses, business development, or integration costs; and
●	Other income or expense.

The table below provides a reconciliation of 2020 adjusted EBITDA to 2020 net income under GAAP:

2020 Adjusted EBITDA Reconciliation (in Thousands)

2020 Adjusted EBITDA	$ 53,883
Research and development expense, excluding that portion pertaining to salaries and related expenses	(15,943)
Interest income/(expense), net	(16,481)
Amortization	(13,764)
Stock compensation expense, excluding stock compensation expense related to the bonus program itself	(6,912)
Depreciation expense	(6,948)
Charges related to acquisitions, licenses, business development, or integration costs	(12,656)
Income taxes	492
Other income/(expense), net	1,647
2020 GAAP Net Income	$ (16,682)

A-2

CRYOLIFE, INC. | 2021 Proxy Statement

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ANNUAL MEETING OF STOCKHOLDERS OF

CryoLife®

May 19, 2021

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiagm.com/295739807 (password: cryolife2021) and be sure to have your control number available.

GOGREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICEOFINTERNETAVAILABILITYOFPROXYMATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/01609

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20930300000000000000 7 051921

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED BELOW, FOR APPROVAL OF THE COMPENSATION PAID TO CRYOLIFE'S NAMED EXECUTIVE OFFICERS, AND FOR RATIFICATION OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
- O Thomas F. Ackerman
- O Daniel J. Bevevino
- O Marna P. Borgstrom
- O James W. Bullock
- O Jeffrey H. Burbank
- O J. Patrick Mackin
- O Ronald D. McCall, Esq.
- O Harvey Morgan
- O Jon W. Salveson

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

4. In their discretion, upon such other matters as may properly come before the meeting.

THE PROXIES SHALL VOTE AS SPECIFIED ABOVE, OR IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE LISTED NOMINEES, FOR APPROVAL OF THE COMPENSATION PAID TO CRYOLIFE'S NAMED EXECUTIVE OFFICERS, AND IN FAVOR OF THE RATIFICATION OF ERNST & YOUNG LLP. SHOULD A NOMINEE BE UNABLE TO SERVE, THIS PROXY MAY BE VOTED FOR A SUBSTITUTE SELECTED BY THE BOARD OF DIRECTORS.

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

CRYOLIFE, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR USE AT THE ANNUAL MEETING ON MAY 19, 2021

The undersigned stockholder hereby appoints J. PATRICK MACKIN, JEAN F. HOLLOWAY, and JASON P. GRIER, or either of them, with full power of substitution, to act as proxy for, and to vote the stock of, the undersigned at the Annual Meeting of Stockholders of CRYOLIFE, INC. to be held live via the Internet at https://web.lumiagm.com/295739807 (password: cryolife2021) on May 19, 2021, and any adjournments thereof.

The undersigned acknowledges receipt of Notice of the Annual Meeting and Proxy Statement, each dated March 30, 2021, and grants authority to said proxies, or their substitutes, and ratifies and confirms all that said proxies may lawfully do in the undersigned's name, place and stead. The undersigned instructs said proxies to vote as indicated below and in their discretion on any other matter that may properly come before the meeting or any adjournment of the meeting.

(Continued and to be signed on the reverse side)

1.1 14475